Dear Customer,

In this space last year, I wrote to you about the significant changes taking place within our investment organization. Our goal was and is to enhance our portfolio management capabilities in order to better assist you in achieving your long term savings and investment objectives. As I reflect back on the initiatives that were undertaken in 1995, I am happy to report that the positive changes that were implemented have brought about a renewed confidence in the abilities of the investment team and portfolio management strategies that are now in place. This confidence is partially due to the improvements in our equity and balanced fund performance rankings that were evident in 1995. These improvements are addressed in greater detail within the Fund Manager Reports which follow, but, in summary, both the Aetna Variable Fund and the Aetna Investment Advisers Fund, Inc. generated better performance within their competitive universes in 1995 than was the case in 1994.

The positive changes that have taken place include the addition of eight equity and fixed income investment professionals within the last two years, upgrading the asset class specialization within the department as well as our quantitative and fundamental analytical skills. Information systems hardware, software, database services and support staff have also been enhanced to improve the speed and frequency of information delivery. These changes reflect our belief that the rapid receipt and analysis of quality information is a critical success factor for pursuing outstanding investment performance.

Our investment team and information management capabilities served us well in what was, quite simply, one of the best years on record for U.S. stock and bond investors in 1995. Money poured into mutual funds at a record pace in response to the stock and bond markets' exceptionally strong returns, which, in turn, can be primarily attributed to the ideal combination of favorable interest rates, low inflation and attractive corporate earnings. Large domestic stocks, as characterized by the Standard and Poor's 500 Stock Index, an unmanaged index, led the way among investment asset classes, providing a return in excess of 30% for the year. While the results of 1995 are certainly no guarantee of things to come, the retirement savings accounts and variable life policies of many of our customers enjoyed an attractive increase in value during the year as a result of the generous financial markets and the commensurate returns of our investment funds.

Our efforts to successfully manage your investments for the long term, and to assist your pursuit of achieving retirement security, were further emphasized in 1995 through the launch of Aetna Retirement Services, Inc., an organization that offers a comprehensive approach to the information, product choices and service options you will need to develop an effective retirement strategy.

Aetna Retirement Services is built on an understanding of how our customers view retirement. Many of you have told us that retirement is a new beginning -- a chance to return to school, start a second career or pursue a long-held dream. You've also said that you need assistance in understanding how to invest in order to achieve the financial freedom to pursue any number of retirement goals.

Our formula for redefining retirement is sophisticated yet simple: Build for retirement; manage for life. By continuing to provide a wide range of products and investment options, a team of retirement specialists to help you design a customized retirement strategy, and life insurance to help provide for your family, we can improve your ability to enjoy financial independence at retirement and beyond.

We are excited about the value which the Aetna Retirement Services organization can deliver to each one of our customers, and look forward to working closely with you in the years ahead. Thank you for your business and for your continued support.

Sincerely,

/s/ Daniel P. Kearney
Daniel P. Kearney
President
Aetna Life Insurance and Annuity Company

ALIAC's General Account assets are in excellent condition

To illustrate the value of ALIAC's General Account investment portfolio, it has been broken down by asset type and credit quality. This breakdown is based on the market value of the assets. We believe the salient points are:

1. The overall portfolio is high quality. Over 45% of invested assets are rated AAA or are cash and equivalents, while the average rating for the debt securities in the portfolio is AA-.
2. Below investment grade securities are limited -- roughly 5% of debt securities.
3. Direct investment in commercial real estate loans is minimal -- two-tenths of one percent of invested assets.
4. The amount of assets in default is negligible -- one issue comprising .0002% of invested assets.
5.  Most of the portfolio is comprised of publicly traded securities -- 99%.
6. We have continued to reduce our investments in residential mortgage-backed securities as a result of changes in their risk and return characteristics, and are comfortable with our current exposure.
7. We have increased our holdings of other loan-backed securities. These are comprised of asset-backed securities (backed by auto loans, credit card receivables, etc.) and securitized pools of commercial and multifamily mortgages. These bonds are predominantly AAA rated, and are not subject to the prepayment risk of residential mortgages.
    ALIAC's assets: What we own to back our Fixed Annuities, Guaranteed Accumulation Account, Universal Life, and Settlement Obligations.

[Bar Chart Data]

$13,929,775,000

4.2% Cash and Equivalents

4.4% Treasury Securities

23.1% Residential Mortgage-Backed Securities

13.0% Other Loan-Backed Securities

53.3%   Corporate Bonds

2.0% Other*

12-31-95


$11,301,200,000

6.2% Cash and Equivalents

11.6% Treasury Securities

28.9% Residential Mortgage-Backed Securities

9.5% Other Loan-Backed Securities

41.3% Corporate Bonds

2.5% Other*

12-31-94


$11,260,000,000

4.8% Cash and Equivalents

7.5% Treasury Securities

57.5% Residential Mortgage-Backed Securities

2.0% Other Loan-Backed Securities

26.7% Corporate Bonds

1.5% Other*

12-31-93

*  As of 12/31/95: 1.8% stock, 0.2% commercial mortgages.
   As of 12/31/94: 2.2% stock, 0.3% commercial mortgages.
   As of 12/31/93: 1.2% stock, 0.3% commercial mortgages.

ALIAC's Portfolio Value: The credit quality of what we own according to Standard & Poor's Corporation


                                                              12-31-95   12-31-94   12-31-93
AAA "highest rating . . . capacity to pay interest and repay principal is extremely strong." Example: Government National
Mortgage Association (GNMA) Pass Throughs                       41.0%       49.8%      68.2%

AA "very strong capacity to pay interest and repay principal."
Example: McDonald's Corporation                                 10.3         7.3        5.7

A "strong capacity to pay interest and repay principal."
Example: PepsiCo.                                               24.3        21.8       12.7

BBB "adequate capacity to pay interest and repay principal."
Example: Nabisco, Inc.                                          11.0         7.7        4.2

Cash and Equivalents                                             4.2         6.2        4.8

Total Investment Grade (Rated Securities Only)                  90.8%       92.8%      95.6%

Not Rated private and public securities that Standard & Poor's did not rate
(Average "AA-" quality according to internal ratings, though some are deemed to be below investment grade).
Example: Capitol One Bank Medium Term Note                       4.8%        5.2%       2.4%

BB "predominantly speculative . . . lowest degree of
speculation." Example: Safeway, Inc.                             3.4         1.5        1.0

B "greater vulnerability to default but currently has the
capacity to meet interest payments and principal payments."
Example: Stone Container Corp.                                   1.0         0.4        0.9

D in payment default. Example: Pittsburgh Lake Erie Notes        0.0         0.1        0.1

                                                               100.0%      100.0%     100.0%

Portfolio Composition

ALIAC's portfolio allocation to Residential Mortgage Pass Through Securities and Residential Collateralized Mortgage Obligations (CMOs) has been reduced.

[Pie Chart Data]

12-31-95

Residential CMOs 18.3%

Residential Mortgage Pass Throughs 4.7%

Other 77.0%

12-31-94

Residential CMOs 22.7%

Residential Mortgage Pass Throughs 6.2%

Other 71.1%

12-31-93

Residential CMOs 46.3%

Residential Mortgage Pass Throughs 11.2%

Other 42.5%

How ALIAC's investments are doing

Recent declines in the level of interest rates have caused the market value of our securities to increase relative to their costs.


                                 12-31-95                               12-31-94                              12-31-93
                                              Fair Val.                             Fair Val.                             Fair Val.
                                              Versus                                Versus                                Versus
                    Current      Amortized    Amortized    Current      Amortized   Amortized    Current       Amortized  Amortized
(millions)          Fair Val.    Cost         Cost         Fair Val.    Cost        Cost         Fair. Val.    Cost       Cost
Total Portfolio
Including Below
Investment Grade   $13,930       $13,085      +6.5%        $11,301      $11,693     -3.4%        $11,260       $10,557    +6.7%

Below Investment
Grade                  673           652      +3.2%            323          340     -5.0%            220           215     +2.3%


ALIAC Claims Paying Ratings
ALIAC has maintained excellent to superior credit ratings.


Description     A.M. Best       Duff & Phelps   Moody's Investors Service   Standard & Poor's Corp.
Superior        A++             AAA             Aaa                         AAA
                A+
Excellent       A               AA+             Aa1                         AA+
                A-              AA              Aa2                         AA
                                AA-             Aa3                         AA-
Good            B++             A+              A1                          A+
                B+              A               A2                          A
                                A-              A3                          A-
Adequate        B               BBB+            Baa1                        BBB+
                B-              BBB             Baa2                        BBB
                                BBB-            Baa3                        BBB-
Below Average   C++             BB+             Ba1                         BB+
                C+              BB              Ba2                         BB
                                BB-             Ba3                         BB-
                                B+              B1                          B+
Poor            C               B               B2                          B
                C-              B-              B3                          B-
Very Poor                       CCC             Caa                         CCC
                                CC              Ca                          CC
                                C               C                           C
Default         D               D                                           D


                                  Fixed Account

For calendar year 1995, the bond market reversed its dismal 1994 performance by providing total returns of nearly 20% (considering both dividend yield and capital appreciation). Moderate economic growth, a rebounding dollar, foreign demand for U.S. bonds, and high levels of investible liquidity all contributed to this performance. Interest rates fell nearly 2.00% for the 30-year Treasury and over 2.25% across all maturities from 2 years to 10 years. Based on the weakening economy and benign inflation, the Federal Reserve lowered interest rates at mid-year and at year-end, and as we enter 1996 the expectation is for further reductions in Fed Funds from the current 5.50% level.

Corporate bonds were the best performers for the year, returning 22.25% according to Lehman Brothers. Our allocation to corporates has increased steadily from 27% at year-end 1993 to 41% at year-end 1994 to our current 51%. This strategic shift we initiated in 1993 has enabled us to capitalize on these high returns. We remain positive on the corporate bond market, but will adopt a more cautious posture, purchasing high quality corporate bonds that are expected to perform well in a weakening economic environment.

Since most of our increased corporate allocation came from reducing exposure to mortgage-backed securities, we were able to avoid much of the prepayment related fears and underperformance in this sector. For the year, mortgage-backed securities underperformed corporates by nearly 4.00% and Treasuries by 1.50%. However, their return of nearly 17% was still very good on an absolute basis. Our allocation to this sector now stands at 23.1%, much of that with some prepayment protection, but we have no plans to increase from these levels.

Looking ahead to 1996, we see economic weakness and expect volatility arising from the existing economic and political uncertainty. Key factors are a budget deal (or lack thereof), election year politics, uncertainty as to the magnitude of Federal Reserve easing to come, the decline in corporate earnings, and the extent to which foreign economies recover. In the context of this environment, the Fixed Account will continue to maintain a high quality, diversified portfolio of assets which will enable us to continue providing attractive long-term returns and security to our contractholders.

                      Aetna Guaranteed Accumulation Account

New rates are announced monthly for the Guaranteed Accumulation Account (GAA). Typically, we have a short-term offering with a maturity of approximately one year and a long-term offering with a maturity of four to five years. The specific maturity offered may vary from month to month.

Rates for new GAA offerings are based on prevailing market interest rates. This gives clients an opportunity each month to invest in a guaranteed fixed rate product with a competitive rate.

The portfolio backing the GAA is invested primarily in high-grade corporate bonds and asset-backed securities. As of December 31, 1995 these positions were 72% and 17% of the portfolio, respectively. Although the specific mix of securities in the portfolio may change from time to time, the portfolio targets an average credit rating of "A".

GAA also offers investors the ability to withdraw their funds at any time subject to a market value adjustment (MVA). The MVA will vary based on market interest rates, just as the value of fixed income securities will change as interest rates change. Thus, clients taking funds out of the GAA may find the proceeds to be larger or smaller than the accumulated value in the account. This difference can be determined before making the actual withdrawal.

[typeset representation of line chart]

                                                 Aetna Ascent Variable Portfolio
                                                  Growth of a $10,000 Investment

Total Return
Six Month Period
Ended 12/31/95

   10.45%

      Aetna
      Ascent
      Variable    Aetna
      Portfolio   Ascent Index      S&P 500    Russell 2000      MSCI EAFE    NAREIT   SBIG   SB Non US Bond   91 Day T-Bill
7/5/95   10000       10000           10000       10000            10000       10000    10000    10000            10000
  7/95   10297       10345           13034       10576            10625       10172     9980    10053            10047
  8/95   10444       10293           13070       10795            10223       10294    10095     9478            10093
  9/95   10602       10532           13619       10988            10425       10470    10190     9757            10138
 10/95   10437       10346           13569       10496            10147       10246    10326     9788            10184
 11/95   10686       10626           14166       10937            10432       10339    10487     9873            10231
 12/95   11046       10948           14428       11226            10855       10904    10632     9959            10276

[end line chart]

[typeset representation of line chart]

                                             Aetna Crossroads Variable Portfolio
                                                  Growth of a $10,000 Investment

Total Return
Six Month Period
Ended 12/31/95

   9.30%

      Aetna
      Crossroads
      Variable   Aetna
      Portfolio  Crossroads Index   S&P 500    Russell 2000      MSCI EAFE    NAREIT   SBIG   SB Non US Bond   91 Day T-Bill
7/5/95    10000    10000             10000       10000            10000       10000    10000    10000            10000
  7/95    10240    10259             13034       10576            10625       10172     9980    10053            10047
  8/95    10382    10228             13070       10795            10223       10294    10095     9478            10093
  9/95    10532    10433             13619       10988            10425       10470    10190     9757            10138
 10/95    10405    10323             13569       10496            10147       10246    10326     9788            10184
 11/95    10635    10565             14166       10937            10432       10339    10487     9873            10231
 12/95    10930    10835             14428       11226            10855       10904    10632     9959            10276

[end line chart]

[typeset representation of line chart]

                                                 Aetna Legacy Variable Portfolio
                                                  Growth of a $10,000 Investment
Total Return
Six Month Period
Ended 12/31/95

   8.27%

      Aetna
      Legacy
      Variable    Aetna
      Portfolio   Legacy Index      S&P 500    Russell 2000      MSCI EAFE    NAREIT   SBIG   SB Non US Bond   91 Day T-Bill
7/5/95    10000    10000            10000       10000            10000       10000    10000    10000            10000
  7/95    10169    10173            13034       10576            10625       10172     9980    10053            10047
  8/95    10301    10164            13070       10795            10223       10294    10095     9478            10093
  9/95    10452    10335            13619       10988            10425       10470    10190     9757            10138
 10/95    10369    10298            13569       10496            10147       10246    10326     9788            10184
 11/95    10588    10503            14166       10937            10432       10339    10487     9873            10231
 12/95    10828    10722            14428       11226            10855       10904    10632     9959            10276

[end line chart]

'Total Return' is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The Standard & Poor's 500 Stock Index, Russell 2000 Small Cap Stock Index, Morgan Stanley Capital International Europe, Australia and Far East Index, National Association Real Estate REIT Index, Salomon Brothers Broad Investment Grade Index, and Salomon Brothers Non-U.S. World Government Bond Index are unmanaged broad based market indices used to benchmark performance of each asset class.

                        Aetna Generation Portfolios, Inc.

The primary objective of Aetna Generation Portfolio, Inc. (Generation Portfolios) is to exceed the return of the composite index that corresponds to each Portfolio, and do so with less volatility over the long-term. Returns for partial fiscal year beginning on July 5, 1995 and ended December 31, 1995, were solid for the Generation Portfolios. Returns were particularly strong in large capitalization U.S. stocks and U.S. bonds. What follows is a chart showing the returns of Aetna Ascent Variable Portfolio (Aetna Ascent), Aetna Crossroads Variable Portfolio (Aetna Crossroads) and Aetna Legacy Variable Portfolio (Aetna Legacy) (net of investment management fees and other fund expenses) followed by their respective Composite Indices, as well as returns for the seven indices that go towards comprising the composite indices. All of these indices are unmanaged.


                                        Period From July 5 to December 31, 1995

              Aetna Ascent                           10.45%
         Ascent Composite Index                       9.48%

            Aetna Crossroads                          9.30%
       Crossroads Composite Index                     8.35%

              Aetna Legacy                            8.27%
         Legacy Composite Index                       7.22%

                 S&P 500                             14.41%
              Russell 2000                           12.26%
                MSCI EAFE                             8.55%
              NAREIT Equity                           9.04%
     Salomon Broad Investment Grade                   6.32%
SB Non-U.S. World Government Bond Index              -0.41%
        U.S. 90 Day Treasury Bill                     4.06%

Each of the three Generation Portfolios has been structured to take the fullest possible advantage of the principle of diversification among asset classes, while at the same time offering different risk/return profiles to appeal to investors with different risk/return preferences.

A high degree of flexibility has been built into the asset allocation ranges for each portfolio in order to allow for the portfolio managers to take advantage of changes in expected risks and returns among the various asset classes based on our disciplined and objective analysis. The following chart contains four key percentages for each of the asset classes utilized in the management of the Generation Portfolios: the range of investment allowed in each asset class, the benchmark allocation under neutral market conditions, the year-end allocation to each asset class, and the over- or under-weighting of each asset class.

                                      Aetna                       Aetna                      Aetna
Asset Class                           Ascent                   Crossroads                   Legacy            Comparative Index
Lg. Cap. Stocks                                                                                               S&P 500
     Range                            0-60%                       0-45%                      0-30%
     Benchmark                          20%                         15%                        10%
     Current Allocation                 30%                         26%                        21%
 Over/under-weighting                  +10%                        +11%                       +11%

Sm. Cap. Stocks                                                                                               Russell 2000
     Range                            0-40%                       0-30%                      0-20%
     Benchmark                          20%                         15%                        10%
     Current Allocation                 19%                         17%                        15%
 Over/under-weighting                   +9%                         +2%                        +5%

International Stocks                                                                                          MSCI EAFE
     Range                            0-40%                       0-30%                      0-20%
     Benchmark                          20%                         15%                        10%
     Current Allocation                 23%                         19%                        12%
 Over/under-weighting                   +3%                         +4%                        +2%

Real Estate Stocks                                                                                            NAREIT Equity
     Range                            0-40%                       0-30%                      0-20%
     Benchmark                          20%                         15%                        10%
     Current Allocation                 26%                         20%                        17%
Over/under-weighting                    +6%                         +5%                        +7%

U.S. Dollar Bonds                                                                                             Salomon Broad
     Range                            0-40%                       0-30%                      0-20%
     Benchmark                          20%                         15%                        10%
     Current Allocation                  0%                          4%                         7%
 Over/under-weighting                  -20%                        -11%                        -3%

International Bonds                                                                                           SB Non-U.S. WGBI
     Range                            0-40%                       0-30%                      0-20%
     Benchmark                          20%                         15%                        10%
     Current Allocation                  0%                          5%                         5%
 Over/under-weighting                  -20%                        -10%                        -5%

Money Market
Instruments                                                                                                   U.S. 90 Day T-Bill
     Range                            0-40%                       0-30%                      0-20%
     Benchmark                           0%                          5%                        10%
     Current Allocation                  2%                          9%                        23%
 Over/under-weighting                   +2%                         +4%                       +13%

We were overweighted in the equity asset classes throughout the year, in keeping with our asset allocation disciplines which indicated (as they do still) that most equity asset classes were attractively valued relative to bonds. Compared to the expected return on bond investments, stock buyers are being offered an expected return advantage which is well above normal. However, the rate of corporate earnings growth will undoubtedly continue to slow, and some earnings disappointments are in store. Stock selection will continue to be very important, and we believe that we are well-positioned to benefit from such a market environment

Conversely, bonds were quite underweighted in the Generation Portfolios throughout the year, and remain so. We continue to see a more attractive risk/return combination available in stocks and cash. Yields on cash instruments are really not much below those available in the bond market, and considering the additional risk which bonds add to the portfolio, we prefer cash, which is a much better stabilizing influence. There is always a chance that interest rates will fall further, and that we will give up some potential capital appreciation which bonds offer, but we believe that the potential risk is not worth the potential return. Until we get a greater difference in yield, we continue to emphasize short-term over long-term fixed income investments for income and stability.

Aetna Generation Portfolios, Inc.
Aetna Ascent Portfolio
Portfolio of Investments--December 31, 1995
-----------------------------------------------------------------------
                                       Number of      Market
                                         Shares        Value
                                        ---------    -----------
COMMON STOCKS (92.5%)

United States (75.8%)

Aerospace and Defense (0.1%)
McDonnell-Douglas Corp................       200     $   18,400
                                                     -----------
Apparel and Cosmetics (0.2%)
Blair Corp............................       100          3,163
Chic By H I S, Inc.+..................     2,700         14,850
Nike, Inc.............................       200         13,925
Oshkosh B'Gosh, Inc...................       300          5,250
                                                     -----------
                                                         37,188
                                                     -----------
Autos and Auto Equipment (0.6%)
Borg Warner Automotive, Inc...........       900         28,800
Kaydon Corp...........................     1,300         39,488
Smith (A.O.) Corp.....................     1,000         20,750
Snap On, Inc..........................       200          9,050
Varity Corp.+.........................       200          7,425
                                                     -----------
                                                        105,513
                                                     -----------
Banks (4.3%)
Bank of New York Co., Inc.............       800         39,000
BayBanks, Inc.........................       500         49,125
Chemical Banking Corp.................       300         17,625
CITICORP..............................       400         26,900
Citizens Bancorp......................     1,500         48,375
City National Corp....................     2,400         33,600
Coast Savings Financial, Inc.+........       700         24,238
Cullen/Frost Bankers, Inc.............     1,000         50,000
First American Corp. (Tenn.)..........       700         33,163
First Chicago Corp....................       543         21,449
First Citizens Bancshares, Inc. Class        100          5,513
  A...................................
First Interstate Bancorp..............       300         40,950
First of America Bank Corp............     1,200         53,250
Firstbank of Illinois Co..............     1,000         30,875
JSB Financial, Inc....................     1,000         31,625
KeyCorp...............................       600         21,750
Nations Bank, Inc.....................       300         20,888
PNC Bancorp...........................       200         13,125
Provident Bancorp.....................     1,000         47,000
Queens County Bancorp, Inc............     1,100         43,519
Reliance Bancorp, Inc.................     2,800         40,950
River Forest Bancorp, Inc.............     1,600         40,800
Sumitomo Bank of California...........       200          4,900
Union Bank............................       700         37,975
United Carolina Bancshares, Inc.......     1,200         40,500
                                                     -----------
                                                        817,095
                                                     -----------
Building Materials and Construction (2.2%)
American Buildings Co.+...............       900         20,250
Beazer Homes USA, Inc.+...............     2,000         41,250
Centex Corp...........................       200          6,950
Champion Enterprises, Inc.+...........     2,300         71,012
Continental Homes Holding Corp........       200          4,925
Elcor Corp............................       300          6,525
Granite Construction, Inc.............     2,500         78,749
International Aluminum Corp...........       300          8,625
Lennar Corp...........................     1,100     $   27,638
Pulte Corp............................       300         10,088
Redman Industries, Inc.+..............     1,200         40,500
Texas Industries, Inc.................       500         26,500
Tredegar Industries, Inc..............     1,300         42,250
Webb (Del E.) Corp....................       500         10,063
WHX Corp.+............................     1,100         11,963
                                                     -----------
                                                        407,288
                                                     -----------
Chemicals (0.6%)
Dexter Corp...........................       700         16,538
Dow Chemical Co.......................       200         14,075
Eastman Chemical Co...................       100          6,263
Great Lakes Chemical Corp.............       100          7,200
Lyondell Petrochemical Co.............     1,100         25,163
Sterling Chemicals, Inc.+.............     2,200         17,875
Wellman, Inc..........................     1,000         22,750
                                                     -----------
                                                        109,864
                                                     -----------
Commercial Services (0.5%)
GATX Corp.............................     1,200         58,349
Measurex Corp.........................     1,200         33,900
                                                     -----------
                                                         92,249
                                                     -----------
Computer Software (1.7%)
Acxiom Corp.+.........................       400         10,950
Barra, Inc.+..........................     1,500         25,500
Boole & Babbage, Inc.+................       300          7,350
Cadence Design Systems, Inc.+.........     3,000        125,999
Cisco Systems, Inc.+..................       300         22,388
Computer Associates International,           250         14,219
  Inc.................................
Computer Sciences Corp.+..............       300         21,075
Hogan Systems, Inc.+..................     4,400         59,949
Hyperion Software Corp.+..............       400          8,500
Kronos, Inc.+.........................       100          4,750
Microsoft Corp.+......................       100          8,775
Shiva Corp.+..........................       100          7,275
Softdesk, Inc.+.......................       100          1,975
Structural Dynamics Research Corp.+...       200          5,875
                                                     -----------
                                                        324,580
                                                     -----------
Computers and Office Equipment (1.8%)
Bay Networks Inc.+....................     1,000         41,125
Comdisco, Inc.........................     1,250         28,281
Compaq Computer Corp.+................       200          9,600
Computervision Corp.+.................     1,600         24,600
Dell Computer Corp.+..................     1,200         41,550
HBO & Co..............................       100          7,663
In Focus Systems, Inc.+...............     1,800         65,024
Komag, Inc.+..........................       400         18,450
Moore Corp., Ltd......................       600         11,175
Read-Rite Corp.+......................     1,000         23,250
Sun Microsystems, Inc.+...............       200          9,125
United Stationers, Inc................     2,200         61,049
                                                     -----------
                                                        340,892
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Ascent Portfolio
Portfolio of Investments--December 31, 1995 (continued)
--------------------------------------------------------------------
                                       Number of        Market
                                        Shares          Value
                                        ---------    ------------
United States (continued)

Consumer Products (0.2%)
Eastman Kodak Co......................       300     $   20,100
Liz Claiborne, Inc....................       400         11,100
                                                     -----------
                                                         31,200
                                                     -----------
Diversified (1.2%)
Brady (WH) Co.........................       900         24,300
Dover Corp............................       500         18,438
Harsco Corp...........................       900         52,313
Johnson Controls, Inc.................       200         13,750
Katy Industries.......................     6,300         58,275
Opal, Inc.+...........................       300          3,825
Textron, Inc..........................       200         13,500
Varlen Corp...........................     1,500         32,250
VF Corp...............................       100          5,275
                                                     -----------
                                                        221,926
                                                     -----------
Electrical and Electronics (2.3%)
Applied Materials, Inc.+..............       200          7,875
CTS Corporation.......................     1,000         37,750
Cypress Semiconductor Corp.+..........     2,900         36,975
Dallas Semiconductor Corp.............     1,000         20,750
Esterline Technologies+...............     2,000         47,250
Hewlett Packard Co....................       300         25,125
Intel Corp............................       100          5,675
Logicon, Inc..........................     1,600         44,000
Maxim Integrated Products, Inc.+......       600         23,100
Micron Technology, Inc................       300         11,888
National Service Industries, Inc......       600         19,425
Novellus Systems, Inc.+...............       100          5,400
Quickturn Design System, Inc.+........     1,100         11,000
Ramtron International Corp.+..........       200          1,300
Seagate Technology, Inc.+.............     1,300         61,749
Siliconix, Inc.+......................       300         11,100
Tencor Instruments+...................       500         12,188
Texas Instruments, Inc................       600         31,050
Unitrode Corp.+.......................       600         16,950
                                                     -----------
                                                        430,550
                                                     -----------
Electrical Equipment (1.7%)
ADflex Solutions, Inc.+...............     1,400         37,450
Avnet, Inc............................       700         31,325
Fore Systems, Inc.+...................       400         23,800
International Rectifier Corp.+........     2,000         50,000
Kemet Corp.+..........................       900         21,488
Kent Electronics Corp.+...............     1,000         58,374
Mentor Graphics Corp.+................     2,300         41,975
Park Electrochemical Corp.............     1,200         39,600
Raychem Corp..........................       400         22,750
                                                     -----------
                                                        326,762
                                                     -----------
Financial Services (2.8%)
Alex Brown & Sons, Inc................       900         37,800
Astoria Financial Corp................     1,600         72,999
Bear Stearns Co., Inc.................     2,300         45,713
BHC Financial, Inc....................     2,800         50,400
Crestar Financial Corp................     1,000         59,124
Dean Witter Discover and Co...........       100     $    4,700
Deposit Guaranty Corp.................       700         31,150
Greenpoint Financial Corp.............       700         18,725
Household International, Inc..........       100          5,913
Leader Financial Corp.................       800         29,900
Merrill Lynch & Co., Inc..............       300         15,300
RCSB Financial, Inc...................       200          4,750
TR Financial Corp.....................       700         17,850
Transamerica Corp.....................       300         21,863
Travelers, Inc........................       400         25,150
Union Planters Corp...................     2,100         66,937
White River Corp.+....................       300         11,550
                                                     -----------
                                                        519,824
                                                     -----------
Foods and Beverages (1.6%)
Campbell Soup Co......................       200         12,000
Coors (Adolph) Co.....................       700         15,488
Darden Restaurants, Inc...............       700          8,313
Hershey Foods Corp....................       100          6,500
Hometown Buffet, Inc.+................       300          3,319
Hormel Foods Corp.....................     1,400         34,475
IBP, Inc..............................     1,000         50,500
International Multifoods Corp.........     2,000         40,250
Kroger Co. (The)+.....................       200          7,500
Mondavi (Robert) Corp.+...............       700         19,338
PepsiCo, Inc..........................       500         27,938
Quaker Oats Co........................       200          6,900
Safeway, Inc.+........................       700         36,050
Sara Lee Corp.........................       200          6,375
Supervalu, Inc........................       500         15,750
Universal Foods Corp..................       300         12,038
                                                     -----------
                                                        302,734
                                                     -----------
Health Services (1.3%)
Invacare Corp.........................     1,200         30,300
Lincare Holdings, Inc.+...............     1,500         37,500
Nellcor, Inc.+........................       600         34,800
RightCHOICE Managed Care, Inc.+.......     2,600         33,800
Tenet Healthcare Corp.+...............       600         12,450
Universal Health Services, Inc.+......     1,200         53,250
Wellpoint Health Networks, Inc.+......     1,100         35,338
                                                     -----------
                                                        237,438
                                                     -----------
Home Furnishings and Appliances (0.2%)
Leggett & Platt, Inc..................     1,200         29,100
Oneida, Ltd...........................       300          5,288
                                                     -----------
                                                         34,388
                                                     -----------
Hotels and Restaurants (0.3%)
Marriott International, Inc...........       300         11,475
McDonald's Corp.......................       700         31,588
Prime Hospitality Corp.+..............     1,300         13,000
                                                     -----------
                                                         56,063
                                                     -----------
Household Products (0.1%)
Premark International, Inc............       300         15,188
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Ascent Variable Portfolio
Portfolio of Investments--December 31, 1995 (continued)
---------------------------------------------------------------------
                                        Number of         Market
                                         Shares           Value
                                         ---------    -----------
United States (continued)

Insurance (2.9%)
Allstate Corp.........................       500     $   20,563
American Bankers Insurance Group......     1,500         58,499
American National Insurance Co........       700         46,550
CMAC Investment Corp..................       400         17,600
Commerce Group, Inc...................       300          6,188
Fremont General Corp..................       600         22,050
Fund American Enterprises, Inc........       400         29,800
Home Beneficial Corp. Class B.........       400          9,600
Kansas City Life Insurance Co.........       300         15,750
Loews Corp............................       600         47,025
Maxicare Health Plans, Inc.+..........     3,500         94,062
Old Republic International Corp.......     1,200         42,600
Orion Capital Corp....................       400         17,350
Reinsurance Group of America..........     1,500         54,938
State Auto Financial Corp.............       900         23,400
Transatlantic Holdings, Inc...........       700         51,363
Transport Holdings, Inc.+.............         3            122
                                                     -----------
                                                        557,460
                                                     -----------
Machinery and Equipment (1.2%)
Acme-Cleveland Corp...................     1,500         28,125
Barnes Group, Inc.....................       800         28,800
Blount, Inc. Class A..................     1,350         35,438
Brunswick Corp........................       200          4,800
Fluor Corp............................       100          6,600
FSI International, Inc.+..............       800         16,200
Kysor Industrial Corp.................     1,800         43,650
L.S. Starrett Co. Class A.............       900         23,288
Lam Research Corp.+...................       300         13,725
Parker-Hannifin Corp..................       400         13,700
Regal Beloit..........................       700         15,225
                                                     -----------
                                                        229,551
                                                     -----------
Media and Entertainment (1.0%)
Callaway Golf Co......................     2,500         56,563
Gtech Holdings Corp.+.................     2,100         54,600
King World Production, Inc.+..........       500         19,438
Media General, Inc....................     1,000         30,375
Mirage Resorts, Inc.+.................       900         31,050
                                                     -----------
                                                        192,026
                                                     -----------
Medical Supplies (1.2%)
Coherent, Inc.+.......................       800         32,400
Cordis Corp.+.........................       500         50,250
GC Companies, Inc.+...................       800         26,800
Guidant Corp..........................     1,800         76,049
Haemonetics Corp.+....................     1,000         17,750
North American Biologicals, Inc.+.....     1,900         20,425
                                                     -----------
                                                        223,674
                                                     -----------
Metals and Mining (1.3%)
AK Steel Holding Corp.................       400         13,700
Alcan Aluminum Ltd....................       300          9,338
Alumax, Inc.+.........................       200          6,125
Aluminum Co. of America...............       100          5,288
Carpenter Technology Corp.............       700         28,788
Cleveland-Cliffs, Inc.................       600     $   24,600
Cyprus Amax Minerals Co...............       300          7,838
J & L Specialty Steel, Inc............     1,800         33,750
Mueller Industries, Inc.+.............       400         11,700
Phelps Dodge Corp.....................       300         18,675
Reliance Steel  & Aluminum Co.........     2,100         43,575
Schnitzer Steel Industries, Inc.......     1,500         45,750
                                                     -----------
                                                        249,127
                                                     -----------
Oil and Gas (2.6%)
Atlantic Richfield Co.................       100         11,075
Camco International, Inc..............       200          5,600
Chesapeake Energy Corp.+..............       450         14,963
Columbia Gas System, Inc.+............       100          4,388
Diamond Shamrock, Inc.................     1,800         46,575
Exxon Corp............................       700         56,088
Fina,Inc. Class A.....................       900         45,450
Getty Petroleum Corp..................       300          4,050
Halliburton Co........................       400         20,250
Lufkin Industries, Inc................       900         20,363
Mobil Corp............................       400         44,800
NGC Corp..............................     4,700         41,713
Oneok, Inc............................       800         18,300
Royal Dutch Petroleum Co..............       400         56,450
RPC, Inc.+............................       800          7,300
Smith International, Inc.+............     1,200         28,200
Sonat Offshore Drilling Co............     1,100         49,225
Sun Company, Inc......................       100          2,738
Texaco, Inc...........................       200         15,700
                                                     -----------
                                                        493,228
                                                     -----------
Paper and Containers (1.5%)
Asia Pulp & Paper Co. Ltd.+...........     5,000         40,625
Champion International Corp...........       200          8,400
Chesapeake Corp.......................     3,700        109,612
Georgia-Pacific Corp..................       100          6,863
Greif Brothers Corp...................       200          5,375
Mead Corp.............................       300         15,675
Rayoner, Inc..........................     1,100         36,713
Temple-Inland, Inc....................       300         13,238
Willamette Industries, Inc............     1,000         56,250
                                                     -----------
                                                        292,751
                                                     -----------
Pharmaceuticals (1.7%)
Alliance Pharmaceutical+..............       300          4,088
American Home Products Corp...........       300         29,100
Becton, Dickinson & Co................       300         22,500
Bristol-Myers Squibb Co...............       500         42,938
COR Therapeutics, Inc.+...............     1,200         10,050
Immulogic Pharmaceutical Corp.+.......       400          7,700
Immunex Corp.+........................       100          1,650
Johnson & Johnson.....................       200         17,125
Merck & Co., Inc......................       300         19,725
Pfizer, Inc...........................       400         25,200
R.P. Scherer Corp.+...................     1,000         49,125

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Ascent Portfolio
Portfolio of Investments--December 31, 1995 (continued)
-------------------------------------------------------------------

                                        Number of        Market
                                         Shares          Value
                                        ---------    -----------
United States (continued)

Pharmaceuticals (continued)
Rhone-Poulenc Rorer, Inc..............       800     $   42,600
Schering Plough.......................       500         27,375
Vical, Inc.+..........................       100          1,213
Watson Pharmaceuticals, Inc.+.........       300         14,700
                                                     -----------
                                                        315,089
                                                     -----------
Printing and Publishing (0.9%)
Banta Corp............................     1,100         48,400
Central Newspapers, Inc.  Class A.....     1,000         31,375
New York Times Co.....................       300          8,888
Plenum Publishing Corp................       300         11,700
Pulitzer Publishing Co................     1,100         52,525
Scholastic Corp.+.....................       200         15,550
Tribune Co............................       100          6,113
                                                     -----------
                                                        174,551
                                                     -----------
Real Estate Investment Trusts (26.4%)
Associated Estates Realty Corp........    11,500        247,249
Beacon Properties Corp................    11,200        257,599
CALI Realty Corp......................     7,900        172,812
CBL & Associates Properties, Inc......     8,500        184,874
Chelsea GCA Realty, Inc...............     8,900        266,999
Colonial Properties Trust.............    10,200        260,099
Cousins Properties, Inc...............     6,000        121,499
Crescent Real Estate Equities, Inc....     7,900        269,587
Developers Diversified Realty Corp....     2,700         80,999
Duke Realty Investments, Inc..........     8,600        269,824
Equity Residential Properties Trust...     8,300        254,187
Essex Property Trust, Inc.............    13,500        259,874
Evans Withycombe Residential, Inc.....     9,100        195,649
Excel Realty Trust, Inc...............    12,200        250,099
First Industrial Realty Trust, Inc....       900         20,250
HGI Realty, Inc.......................     7,800        178,424
Highwood Properties, Inc..............     9,700        274,024
Kimco Realty Corp.....................     9,150        249,337
Kranzco Realty Trust..................     1,100         16,225
Oasis Residential, Inc................     2,700         61,424
Prime Residential, Inc................    14,400        266,399
Public Storage, Inc...................    13,500        256,499
Regency Realty Corp...................    11,200        193,199
Security Capital Industrial Trust.....     1,400         24,500
Smith (Charles E.) Residential Realty      2,800         66,149
  Co..................................
Walden Residential Properties, Inc....    13,400        279,724
                                                     -----------
                                                      4,977,504
                                                     -----------
Retail (1.6%)
Claire's Stores, Inc..................     1,900         33,488
Egghead, Inc.+........................       400          2,575
General Host Corp.+...................     5,000         20,000
Hannaford Brothers, Co................     1,500         36,938
Longs Drug Stores, Inc................       300         14,363
Mercantile Stores Co., Inc............       400         18,500
Ross Stores, Inc......................       700         13,388
Ruddick Corp..........................     4,400         50,600
Sears, Roebuck & Co...................       300         11,700
Waban, Inc.+..........................     2,200     $   41,250
Weis Markets, Inc.....................     1,100         31,075
Zale Corp.+...........................     1,600         25,800
                                                     -----------
                                                        299,677
                                                     -----------
Specialty Consumer Durables (0.4%)
Bio-Rad Labs, Inc. Class A+...........       500         21,250
Polaris Industries, Inc...............     1,650         48,469
                                                     -----------
                                                         69,719
                                                     -----------
Telecommunications (1.0%)
Ameritech Corp........................       700         41,300
Cascade Communications Corp.+.........       400         34,100
Case Corp.............................     1,000         45,750
Holophane Corp.+......................       750         16,313
Lincoln Telecommunications Co.........     2,100         44,363
Mobile Telecommunications
  Technologies Corp.+.................       100          2,138
                                                     -----------
                                                        183,964
                                                     -----------
Transportation (0.9%)
Alaska Air Group, Inc.+...............       100          1,625
American President Cos., Ltd..........     1,800         41,400
AMR Corp.+............................       300         22,275
Canadian National Railway Co.+........     2,000         30,000
Expeditors International of
  Washington, Inc.....................       300          7,838
Florida East Coast Industries, Inc....       400         27,300
Hornbeck Offshore Services, Inc.+.....       200          3,925
Navistar International Corp.+.........       200          2,100
PHH Corp..............................       900         42,075
                                                     -----------
                                                        178,538
                                                     -----------
Utilities - Electric (5.3%)
Boston Edison Co......................     1,700         50,150
California Energy Co., Inc.+..........     1,300         25,350
Central Louisiana Electric............     1,200         32,250
Consolidated Edison Co. of                   700         22,400
  New York, Inc.......................
DQE, Inc..............................     1,400         43,050
Entergy Corp..........................       300          8,775
General Public Utilities Corp.........     1,100         37,400
Hawaiian Electric Industries, Inc.....     1,000         38,750
Illinova Corp.........................     1,800         54,000
IPALCO Enterprises, Inc...............     1,400         53,375
New England Electric System...........     1,700         67,362
New York State Electric & Gas Corp....     2,300         59,512
Nipsco Industries, Inc................       900         34,425
Northeast Utilities...................     2,100         51,188
Northern States Power Co..............       700         34,388
Oklahoma Gas & Electric Co............       200          8,600
Orange & Rockland Utilities, Inc......     1,200         42,900
Pacific Gas and Electric Co...........       100          2,838
Pinnacle West Capital Corp............     2,400         68,999
Portland General Corp.................       900         26,213
Public Service Co. of Colorado+.......     1,900         67,212
SCEcorp...............................     1,200         21,300

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Ascent Portfolio
Portfolio of Investments--December 31, 1995 (continued)
----------------------------------------------------------------

                                        Number of        Market
                                          Shares         Value
                                        ---------    -----------
United States (continued)

Utilities - Electric (continued)
Sierra Pacific Resources..............     2,200     $   51,425
Southwestern Public Service Co........     1,800         58,949
Unicom Corp...........................       600         19,650
United Illuminating Co................       200          7,475
Western Resources, Inc................       500         16,688
                                                     -----------
                                                      1,004,624
                                                     -----------
Utilities - Oil and Gas (1.4%)
Brooklyn Union Gas Co. (The)..........     2,000         58,499
Energen Corp..........................     2,300         55,488
New Jersey Resources Corp.............     1,100         33,138
Northwest Natural Gas Co..............       300          9,900
Valero Energy Corp....................     1,700         41,650
Washington Gas Light Co...............     1,700         34,850
Wicor, Inc............................     1,000         32,250
Williams Cos., Inc....................       200          8,775
                                                     -----------
                                                        274,550
                                                     -----------
Utilities - Telephone (0.7%)
Bell Atlantic Corp....................       200         13,375
BellSouth Corp........................       400         17,400
SBC Communications, Inc...............       500         28,750
Southern New England
  Telecommunications Corp.............     1,000         39,750
Sprint Corp...........................       700         27,913
                                                     -----------
                                                        127,188
                                                     -----------
Utilities - Water (0.1%)
SJW Corp..............................       500         18,875
                                                     -----------
Total United States                                  14,291,238
                                                     -----------
Australia (0.2%)
Banks (0.2%)
National Australia Bank Ltd...........     3,700         33,304
                                                     -----------
Total Australia                                          33,304
                                                     -----------
Austria (0.6%)
Electrical and Electronics (0.2%)
Austria Mikro Systeme International...       240         38,965
                                                     -----------
Foods and Beverages (0.1%)
Oester Brau-Beteiligungs..............       200          9,116
                                                     -----------
Insurance (0.1%)
EA-Generali AG........................        50         14,994
                                                     -----------
Oil and Gas (0.1%)
OEMV AG...............................       300         26,066
                                                     -----------
Paper and Containers (0.1%)
Leykam-Muerztaler Papier+.............       150          4,751
MayrMelnhof Karton AG.................       300         15,044
                                                     -----------
                                                         19,795
                                                     -----------
Total Austria                                           108,936
                                                     -----------
Belgium (0.6%)
Banks (0.1%)
Banque Bruxelles Lambert SA...........        50          8,580
                                                     -----------

Chemicals (0.3%)
Solvay SA Class A.....................       100     $   54,027
                                                     -----------
Financial Services (0.1%)
Algem Maatsch Voor Nijverhei..........        50         14,951
Societe Generale De Belgique..........       150         12,411
                                                     -----------
                                                         27,362
                                                     -----------
Utilities - Electric (0.1%)
Reunies Electrobel & Tractebel........        50         20,642
                                                     -----------
Total Belgium                                           110,611
                                                     -----------
Canada (0.8%)
Banks (0.1%)
Royal Bank of Canada..................       700         15,974
                                                     -----------
Financial Services (0.1%)
Bank of Montreal......................       807         18,349
                                                     -----------
Foods and Beverages (0.1%)
Molson Companies Ltd..................     1,300         21,446
                                                     -----------
Metals and Mining (0.1%)
Dofasco, Inc..........................     1,204         15,230
Falconbridge Ltd......................       400          8,505
                                                     -----------
                                                         23,735
                                                     -----------
Oil and Gas (0.2%)
Alberta Energy Co. Ltd................       300          4,812
Conwest Exploration Co................       800         15,984
Imperial Oil Ltd......................         1             26
Petro-Canada..........................     1,400         16,167
                                                     -----------
                                                         36,989
                                                     -----------
Paper and Containers (0.1%)
Abitibi-Price Inc.....................       900         12,950
MacMillan Bloedel Ltd.................       500          6,186
Stone-Consolidated Corp.+.............       300          3,849
                                                     -----------
                                                         22,985
                                                     -----------
Retail (0.0%)
Hudson's Bay Co.......................       200          2,878
                                                     -----------
Utilities - Electric (0.1%)
Transalta Corp........................     1,400         15,012
                                                     -----------
Total Canada                                            157,368
                                                     -----------
Denmark (0.7%)
Banks (0.2%)
Den Danske Bank.......................       300         20,733
Jyske Bank AS.........................       200         13,713
                                                     -----------
                                                         34,446
                                                     -----------
Building Materials and Construction (0.1%)
Lindab AB Class B.....................       800         16,456
                                                     -----------
Electrical and Electronics (0.0%)
Bang & Olufsen Holding Co.............       500         15,428
                                                     -----------
Foods and Beverages (0.1%)
Superfos AS...........................       200         17,503
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Ascent Portfolio
Portfolio of Investments--December 31, 1995 (continued)
-------------------------------------------------------------------
                                       Number of       Market
                                         Shares         Value
                                        ---------    -----------
Denmark (continued)

Pharmaceuticals (0.2%)
Novo-Nordisk AS.......................       300     $   41,140
                                                     -----------
Telecommunications (0.1%)
GN Store Nord AS......................       200         16,059
                                                     -----------
Total Denmark                                           141,032
                                                     -----------
Finland (0.3%)
Financial Services (0.1%)
Unitas Bank Ltd. Class A+.............     4,500         11,400
                                                     -----------
Foods and Beverages (0.1%)
Huhtamaki Group Class I...............       700         16,927
                                                     -----------
Paper and Containers (0.1%)
Repola Oy.............................     1,000         18,884
                                                     -----------
Total Finland                                            47,211
                                                     -----------
Hong Kong (0.6%)
Banks (0.3%)
HSBC Holdings Plc.....................     3,027         45,803
                                                     -----------
Real Estate Investment Trusts (0.3%)
Amoy Properties Ltd...................    15,000         14,938
Hong Kong Land Holdings Ltd...........    25,000         46,250
                                                     -----------
                                                         61,188
                                                     -----------
Total Hong Kong                                         106,991
                                                     -----------
Italy (0.6%)
Banks (0.2%)
Banca Popolare Di Bergamo.............     3,000         41,508
                                                     -----------
Printing and Publishing (0.2%)
Mondadori (Arnoldo) Editore SpA.......     4,000         34,694
                                                     -----------
Utilities - Telephone (0.2%)
Telecom Italia SpA....................    20,000         31,139
                                                     -----------
Total Italy                                             107,341
                                                     -----------
Japan (5.9%)
Autos and Auto Equipment (0.2%)
Mitsubishi Motors Corp................     4,000         32,611
                                                     -----------
Building Materials and Construction (0.5%)
Fujita Corp...........................    10,000         45,175
Nippon Densetsu Kogyo.................     4,000         40,328
                                                     -----------
                                                         85,503
                                                     -----------
Chemicals (0.4%)
Fuji Photo Film.......................     1,000         28,889
Shin-Etsu Chemical Co.................     2,000         41,491
                                                     -----------
                                                         70,380
                                                     -----------
Computers and Office Equipment (0.7%)
CANON, Inc............................     2,000         36,256
Fujitsu, Ltd..........................     4,000         44,593
Kurabo Industries.....................    12,000         45,950
                                                     -----------
                                                        126,799
                                                     -----------
Electrical and Electronics (0.9%)
Hitachi Koki..........................     5,000         45,369
Matsushita Electric Industrial Co.         3,000     $   48,859
  Ltd.................................
Nintendo Co. Ltd......................     1,000         76,098
                                                     -----------
                                                        170,326
                                                     -----------
Electrical Equipment (0.5%)
Hitachi Ltd. (Hit. Seisakusho)........     5,000         50,410
Nichicon..............................     3,000         44,205
                                                     -----------
                                                         94,615
                                                     -----------
Financial Services (0.4%)
Sanyo Shinpan Finance Co..............     1,000         82,399
                                                     -----------
Foods and Beverages (0.1%)
Katokichi.............................     1,000         20,842
                                                     -----------
Machinery and Equipment (0.4%)
Tsubakimoto Chain.....................     8,000         48,161
Tsukishima Kikai......................     1,000         21,327
                                                     -----------
                                                         69,488
                                                     -----------
Printing and Publishing (0.2%)
Toppan Printing Co. Ltd...............     3,000         39,552
                                                     -----------
Real Estate Investment Trusts (0.3%)
Sekisui House.........................     4,000         51,185
                                                     -----------
Retail (0.5%)
Familymart............................     1,000         45,175
JUSCO Co..............................     2,000         52,155
                                                     -----------
                                                         97,330
                                                     -----------
Transportation (0.4%)
East Japan Railway Co.................        10         48,665
Nippon Express Co. Ltd................     3,000         28,908
                                                     -----------
                                                         77,573
                                                     -----------
Utilities - Electric (0.1%)
Hokkaido Electric Power Co............        40            931
Tohoku Electric Power.................     1,000         24,138
                                                     -----------
                                                         25,069
                                                     -----------
Utilities - Telephone (0.3%)
DDI Corp..............................         2         15,511
Nippon Telegraph & Telephone Corp.....         6         47,596
                                                     -----------
                                                         63,107
                                                     -----------
Total Japan                                           1,106,779
                                                     -----------
Malaysia (0.3%)
Diversified (0.1%)
Oriental Holdings Bhd.................     3,000         15,242
                                                     -----------
Financial Services (0.0%)
Lion Land Bhd.........................    10,000          9,925
                                                     -----------
Oil and Gas (0.1%)
Petronas Gas Bhd......................     4,000         13,627
                                                     -----------
Transportation (0.1%)
Malaysian International Shipping Bhd..     4,000         10,477
                                                     -----------
Total Malaysia                                           49,271
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Ascent Portfolio
Portfolio of Investments--December 31, 1995 (continued)
---------------------------------------------------------------------

                                        Number of      Market
                                         Shares        Value
                                        ---------    -----------
Netherlands (0.7%)
Building Materials and Construction (0.1%)
Kon. Volker Stevin N.V................       300     $   18,152
                                                     -----------
Commercial Services (0.0%)
Royal PTT Nederland N.V...............       203          7,383
                                                     -----------
Electrical and Electronics (0.2%)
Philips Electronics N.V...............       900         32,562
                                                     -----------
Electrical Equipment (0.1%)
Draka Holding N.V.....................       500         12,944
                                                     -----------
Financial Services (0.2%)
ABN-Amro Holding N.V..................       500         22,800
Internationale Nederlanden Groep N.V..       300         20,061
                                                     -----------
                                                         42,861
                                                     -----------
Insurance (0.0%)
Aegon N.V.............................       202          8,946
                                                     -----------
Retail (0.1%)
Koninklijke Ahold N.V.................       303         12,380
                                                     -----------
Total Netherlands                                       135,228
                                                     -----------
Norway (1.1%)
Chemicals (0.3%)
Norsk Hydro AS........................     1,400         58,941
                                                     -----------
Diversified (0.3%)
Orkla AS Class A......................     1,000         49,857
                                                     -----------
Financial Services (0.1%)
Fokus Banken AS+......................     5,000         27,065
                                                     -----------
Insurance (0.1%)
UNI Storebrand AS.....................     4,400         24,374
                                                     -----------
Transportation (0.3%)
Bergesen d.y. AS Class B..............     1,300         25,514
Kvaerner AS...........................       600         21,272
                                                     -----------
                                                         46,786
                                                     -----------
Total Norway                                            207,023
                                                     -----------
Singapore (0.7%)
Banks (0.2%)
Oversea-Chinese Banking...............     3,000         37,540
                                                     -----------
Computers and Office Equipment (0.1%)
Acma Ltd..............................     7,200         23,924
                                                     -----------
Financial Services (0.1%)
United Overseas Bank Ltd..............     1,000          9,615
                                                     -----------
Foods and Beverages (0.1%)
Cerebos Pacific Ltd...................     4,000         27,713
                                                     -----------
Retail (0.1%)
Robinson & Co. Ltd....................     5,000         20,855
                                                     -----------
Transportation (0.1%)
Singapore Airlines Ltd................     2,000         18,664
                                                     -----------
Total Singapore                                         138,311
                                                     -----------

South Korea (0.3%)
Utilities - Electric (0.3%)
Korea Electric Power Corp. ADR........     2,000     $   53,500
                                                     -----------
Total South Korea                                        53,500
                                                     -----------
Sweden (0.8%)
Autos and Auto Equipment (0.2%)
Autoliv AB............................       300         17,563
Volvo AB Class B......................     1,200         24,625
                                                     -----------
                                                         42,188
                                                     -----------
Electrical and Electronics (0.2%)
Telefonaktiebolaget Ericsson..........     1,550         30,404
                                                     -----------
Electrical Equipment (0.0%)
Allgon AB Class B.....................       700          9,717
                                                     -----------
Financial Services (0.1%)
Svenska Handelsbanken.................     1,000         20,823
                                                     -----------
Home Furnishings and Appliances (0.1%)
Electrolux AB Class B.................       400         16,447
                                                     -----------
Metals and Mining (0.1%)
SSAB Svenskt Sta AB...................     1,600         16,417
                                                     -----------
Paper and Containers (0.1%)
Stora Kopparbergs.....................     1,200         14,123
                                                     -----------
Total Sweden                                            150,119
                                                     -----------
Switzerland (0.6%)
Diversified (0.0%)
Alusuisse-Lonza Holding AG............        10          7,943
                                                     -----------
Financial Services (0.1%)
Schweizerischer Bankverein............        35         14,326
                                                     -----------
Foods and Beverages (0.1%)
Nestle SA Registered..................        15         16,633
                                                     -----------
Insurance (0.2%)
Winterthur Schweizerische                     15         10,715
  Versicherungs.......................
Zurich Versicherungs-Gesellschaft.....        60         17,989
                                                     -----------
                                                         28,704
                                                     -----------
Machinery and Equipment (0.1%)
Georg Fischer AG......................        10         13,036
Landis & Gyr..........................        10          8,169
                                                     -----------
                                                         21,205
                                                     -----------
Paper and Containers (0.0%)
Bobst SA..............................         5          7,821
                                                     -----------
Retail (0.0%)
Merkur Holding AG.....................        35          7,695
                                                     -----------
Utilities - Electric (0.1%)
Electrowatt AG........................        30         11,002
                                                     -----------
Total Switzerland                                       115,329
                                                     -----------
United Kingdom (1.9%)
Apparel (0.1%)
Coats Viyella Plc.....................    10,200         27,714
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Ascent Portfolio
Portfolio of Investments--December 31, 1995 (continued)
-----------------------------------------------------------------

                                        Number of        Market
                                          Shares        Value
                                        ---------    -----------
United Kingdom (continued)

Commercial Services (0.1%)
Inchcape Plc..........................     7,000     $   27,062
                                                     -----------
Consumer Products (0.1%)
Reckitt & Coleman Plc.................     1,400         15,498
                                                     -----------
Diversified (0.2%)
Harrisons & Crosfield Plc.............    11,300         28,071
Lonrho Plc............................     5,500         15,029
                                                     -----------
                                                         43,100
                                                     -----------
Financial Services (0.3%)
Abbey National Plc....................     3,300         32,586
Barclays Plc..........................     2,700         30,979
                                                     -----------
                                                         63,565
                                                     -----------
Insurance (0.2%)
Guardian Royal Exchange Plc...........     3,400         14,570
Royal Insurance Holdings Plc..........     2,634         15,622
                                                     -----------
                                                         30,192
                                                     -----------
Media and Entertainment (0.1%)
Granada Group Plc.....................     1,400         14,020
                                                     -----------
Oil and Gas (0.1%)
Burmah Castrol Plc....................     1,100         15,951
                                                     -----------
Retail (0.4%)
Asda Group Plc........................    20,000         34,312
Burton Group Plc......................    20,700         43,227
                                                     -----------
                                                         77,539
                                                     -----------
Transportation (0.2%)
British Airways Plc...................     1,500         10,853
Peninsular & Orient Steam                  4,400         32,518
  Navigation Co.......................
                                                     -----------
                                                         43,371
                                                     -----------
Utilities - Water (0.1%)
Welsh Water Plc.......................       917         11,030
                                                     -----------
Total United Kingdom                                    369,042
                                                     -----------

TOTAL COMMON STOCKS
  (COST $16,210,933) ................               $17,428,634
                                                     -----------

PREFERRED STOCKS (0.6%)

United States (0.3%)
Banks (0.1%)
BankAmerica Corp......................       400         25,900
                                                     -----------
Chemicals (0.1%)
Union Carbide Corp....................       300         11,250
                                                     -----------
Electrical Equipment (0.1%)
FPL Group, Inc........................       300         13,913
                                                     -----------
Total United States                                      51,063
                                                     -----------
Austria (0.1%)
Banks (0.1%)
Creditanstalt-Bankverein..............       300         15,431
                                                     -----------
Total Austria                                            15,431
                                                     -----------

Finland (0.2%)
Electrical Equipment (0.2%)
Nokia AB Class A......................     1,000     $   39,381
                                                     -----------
Total Finland                                            39,381
                                                     -----------
United Kingdom (0.0%)
Utilities - Water (0.0%)
Welsh Water Plc.......................       990          1,675
                                                     -----------
Total United Kingdom                                      1,675
                                                     -----------

TOTAL PREFERRED STOCKS
  (COST $126,419) ....................               $  107,550
                                                     -----------

WARRANTS (0.2%)
Morgan Stanley American Express Hong
  Kong+...............................     8,000         34,000
                                                     -----------

TOTAL WARRANTS (COST $39,390) ........               $   34,000
                                                     -----------

                                        Principal      Market
                                         Amount        Value
                                        ---------    -----------

LONG TERM BONDS AND NOTES (0.2%)
Mitsubishi Bank, 3.00%, 11/30/02......  $ 40,000     $   46,276
                                                     -----------

TOTAL LONG TERM BONDS AND NOTES (COST
  $40,000) ...........................               $   46,276
                                                     -----------

SHORT-TERM INVESTMENTS (6.0%)
Cooper Industries, Inc., Comm. Paper,
  6.00%, 01/02/96 ....................   495,000        495,000
Fleetwood Credit Corp., Comm. Paper,
  5.85%, 01/04/96 (b) ................   150,000        149,951
U.S. Treasury Note++, 9.25%, 01/15/96.   485,000        485,888
                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $1,130,537) ..................               $1,130,839
                                                     -----------
TOTAL INVESTMENTS
  (cost $17,547,279)(a) ..............              $18,747,299
Other assets less liabilities ........                  102,587
                                                     -----------
Total Net Assets .....................              $18,849,886
                                                     ===========

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Ascent Portfolio
Portfolio of Investments--December 31, 1995 (continued)
-----------------------------------------------------------

Notes to Portfolio of Investments
Category percentages are based on net assets.
+Non-income producing security.
(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at December 31, 1995 are as follows:

Unrealized gains ....................                $1,638,946
Unrealized losses ...................                  (438,926)
                                                     -----------
Net unrealized gain..................                $1,200,020
                                                     ===========

++Security pledged to cover initial margin deposits on open futures contracts at December 31, 1995. Information corncerning open futures contracts is shown below:

                   No. of Long   Initial   Expiration    Unrealized
                    Contracts     Value      Date        Gain/(Loss)
                   ------------ ---------- ----------    -----------
All Ordinaries
  Share Price
  Index Futures ..     3       $ 125,621     March 96    $    (521)
TSE 35 Index           1          91,500     March 96         (821)
  Futures
German DAX
  Index   Futures      2         317,831     March 96         (559)
CAC 40 Stock
  Index Futures ..     2         149,232     March 96        3,149
Topix Index            1         149,645     March 96        5,429
  Future .........
Hang Seng
  Index Futures ..     3         194,518     March 96        2,134
  Futures ........
                                                         -----------
                                                         $   8,811
                                                         ===========

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines determined by the Board of Trustees.

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Aetna Crossroads Portfolio
Portfolio of Investments--December 31, 1995
-----------------------------------------------------------------
                                       Number of        Market
                                        Shares          Value
                                       ----------     -----------
COMMON STOCKS (75.1%)

United States (63.2%)
Aerospace and Defense (0.1%)
McDonnell Douglas Corp................       200     $   18,400
                                                     -----------
Apparel and Cosmetics (0.3%)
Blair Corp............................       100          3,163
Chic By H I S, Inc.+..................     2,500         13,750
Nike, Inc.............................       200         13,925
Oshkosh B'Gosh, Inc...................       200          3,500
TJX Companies, Inc. (The).............       900         16,988
                                                     -----------
                                                         51,326
                                                     -----------
Autos and Auto Equipment (0.5%)
Borg Warner Automotive, Inc...........       900         28,800
Kaydon Corp...........................       700         21,263
Smith (A.O.) Corp.....................       900         18,675
Snap On, Inc..........................       200          9,050
Varity Corp.+.........................       300         11,138
                                                     -----------
                                                         88,926
                                                     -----------
Banks (3.1%)
Bank of New York Co., Inc.............       600         29,250
BayBanks, Inc.........................       400         39,300
Chemical Banking Corp.................       300         17,625
CITICORP..............................       400         26,900
Citizens Bancorp......................     1,400         45,150
City National Corp....................     2,400         33,600
Cullen/Frost Bankers, Inc.............       900         45,000
First American Corp. (Tenn.)..........       700         33,163
First Chicago Corp....................       543         21,449
First Citizens Bancshares, Inc. Class        100          5,513
  A...................................
First Interstate Bancorp..............       200         27,300
First of America Bank Corp............     1,000         44,375
Firstbank of Illinois Co..............       400         12,350
KeyCorp...............................       600         21,750
Nations Bank, Inc.....................       400         27,850
PNC Bancorp...........................       200         13,125
Provident Bancorp.....................       800         37,600
Queens County Bancorp, Inc............       300         11,869
River Forest Bancorp, Inc.............     1,000         25,500
Sumitomo Bank of California...........       100          2,450
Union Bank............................       600         32,550
United Carolina Bancshares, Inc.......       900         30,375
                                                     -----------
                                                        584,044
                                                     -----------
Building Materials and Construction (2.0%)
American Buildings Co.+...............       900         20,250
Beazer Homes USA, Inc.+...............     1,600         33,000
Centex Corp...........................       200          6,950
Champion Enterprises, Inc.+...........     2,200         67,924
Continental Homes Holding Corp........       200          4,925
Elcor Corp............................       300          6,525
Granite Construction, Inc.............     2,100         66,149
International Aluminum Corp...........       200          5,750
Lennar Corp...........................       500         12,563
Puerto Rican Cement Co., Inc..........       700         23,188
Pulte Corp............................       400     $   13,450
Redman Industries, Inc.+..............     1,100         37,125
Texas Industries, Inc.................       400         21,200
Tredegar Industries, Inc..............       900         29,250
Webb (Del E.) Corp....................       500         10,063
WHX Corp.+............................     1,300         14,138
                                                     -----------
                                                        372,450
                                                     -----------
Chemicals (0.6%)
Dow Chemical Co.......................       200         14,075
Eastman Chemical Co...................       100          6,263
Geon Co. (The)........................       500         12,188
Lyondell Petrochemical Co.............     1,600         36,600
Sterling Chemicals, Inc.+.............     2,100         17,063
Wellman, Inc..........................     1,000         22,750
                                                     -----------
                                                        108,939
                                                     -----------
Commercial Services (0.4%)
GATX Corp.............................       600         29,175
Manpower, Inc.........................       900         25,313
Measurex Corp.........................     1,000         28,250
                                                     -----------
                                                         82,738
                                                     -----------
Computer Software (1.6%)
Acxiom Corp.+.........................       300          8,213
Barra, Inc.+..........................     1,500         25,500
Boole & Babbage, Inc.+................       150          3,675
Cadence Design Systems, Inc.+.........     2,700        113,399
Cisco Systems, Inc.+..................       300         22,388
Computer Associates International,
  Inc.................................       250         14,219
Computer Sciences Corp.+..............       300         21,075
Hogan Systems, Inc.+..................     4,200         57,224
Hyperion Software Corp.+..............       200          4,250
Kronos, Inc.+.........................       100          4,750
Microsoft Corp.+......................       100          8,775
Softdesk, Inc.+.......................       100          1,975
Structural Dynamics Research Corp.+...       500         14,688
System Software Associates, Inc.......       150          3,263
                                                     -----------
                                                        303,394
                                                     -----------
Computers and Office Equipment (1.7%)
Bay Networks, Inc.+...................       800         32,900
Comdisco, Inc.........................     1,700         38,463
Compaq Computer Corp.+................       200          9,600
Computervision Corp.+.................     2,200         33,825
Dell Computer Corp.+..................       800         27,700
In Focus Systems, Inc.+...............     1,500         54,187
Komag, Inc.+..........................       200          9,225
Moore Corp., Ltd......................     1,000         18,625
Read-Rite Corp.+......................     1,700         39,525
Sun Microsystems, Inc.+...............       200          9,125
United Stationers, Inc................     1,800         49,950
                                                     -----------
                                                        323,125
                                                     -----------
Consumer Products (0.2%)
Eastman Kodak Co......................       400         26,800

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Aetna Crossroads Portfolio
Portfolio of Investments--December 31, 1995 (continued)
-----------------------------------------------------------------
                                       Number of        Market
                                        Shares          Value
                                       ----------     -----------
United States (continued)

Consumer Products (continued)
Liz Claiborne, Inc....................       400     $   11,100
                                                     -----------
                                                         37,900
                                                     -----------
Diversified (1.2%)
Brady (WH) Co.........................       900         24,300
Dover Corp............................       500         18,438
Harsco Corp...........................       600         34,875
Katy Industries.......................     5,400         49,950
Opal, Inc.+...........................       200          2,550
SPS Technologies, Inc.+...............       600         32,025
Textron, Inc..........................       300         20,250
Varlen Corp...........................     1,400         30,100
VF Corp...............................       100          5,275
                                                     -----------
                                                        217,763
                                                     -----------
Electrical and Electronics (1.9%)
Applied Materials, Inc.+..............       200          7,875
Cohu, Inc.............................       100          2,550
CTS Corporation.......................     1,000         37,750
Cypress Semiconductor Corp.+..........     2,300         29,325
Dallas Semiconductor Corp.............       500         10,375
Hewlett Packard Co....................       300         25,125
Intel Corp............................       100          5,675
Logicon, Inc..........................     1,600         44,000
Maxim Integrated Products, Inc.+......       600         23,100
Micron Technology, Inc................       300         11,888
National Service Industries, Inc......       600         19,425
Novellus Systems, Inc.+...............       400         21,600
Quickturn Design System, Inc.+........       800          8,000
Seagate Technology, Inc.+.............     1,100         52,249
Siliconix, Inc.+......................       300         11,100
Tencor Instruments+...................       400          9,750
Texas Instruments, Inc................       400         20,700
Unitrode Corp.+.......................       600         16,950
                                                     -----------
                                                        357,437
                                                     -----------
Electrical Equipment (1.7%)
ADflex Solutions, Inc.+...............     1,300         34,775
Avnet, Inc............................       700         31,325
International Rectifier Corp.+........     1,600         40,000
Kemet Corp.+..........................       700         16,713
Kent Electronics Corp.+...............       800         46,700
Mentor Graphics Corp.+................     1,800         32,850
Park Electrochemical Corp.............     1,200         39,600
Raychem Corp..........................       400         22,750
Sundstrand Corp.......................       600         42,225
Thomas & Betts Corp...................       200         14,750
                                                     -----------
                                                        321,688
                                                     -----------
Financial Services (2.0%)
Alex Brown & Sons, Inc................       800         33,600
Astoria Financial Corp................     1,500         68,437
Bear Stearns Co., Inc.................     1,900         37,763
BHC Financial, Inc....................     2,700         48,600
Crestar Financial Corp................       300         17,738
Dean Witter Discover and Co...........       100          4,700

Greenpoint Financial Corp.............       300     $    8,025
Household International, Inc..........       100          5,913
Leader Financial Corp.................       600         22,425
Merrill Lynch & Co., Inc..............       300         15,300
RCSB Financial, Inc...................       200          4,750
TR Financial Corp.....................       600         15,300
Transamerica Corp.....................       100          7,288
Travelers, Inc........................       400         25,150
Union Planters Corp...................     1,700         54,187
White River Corp.+....................       300         11,550
                                                     -----------
                                                        380,726
                                                     -----------
Foods and Beverages (1.6%)
Campbell Soup Co......................       400         24,000
Coors (Adolph) Co.....................       900         19,913
Darden Restaurants, Inc...............     1,000         11,875
Hometown Buffet, Inc.+................       200          2,213
Hormel Foods Corp.....................       800         19,700
IBP, Inc..............................       900         45,450
International Multifoods Corp.........     1,600         32,200
Kroger Co. (The)+.....................       300         11,250
Mondavi (Robert) Corp.+...............       500         13,813
PepsiCo, Inc..........................       800         44,700
Quaker Oats Co........................       200          6,900
Safeway, Inc.+........................       700         36,050
Sara Lee Corp.........................       200          6,375
Smith's Food & Drug Centers, Inc......       400         10,100
Supervalu, Inc........................       500         15,750
Universal Foods Corp..................       200          8,025
                                                     -----------
                                                        308,314
                                                     -----------
Health Services (1.2%)
Invacare Corp.........................     1,200         30,300
Lincare Holdings, Inc.+...............     1,300         32,500
Nellcor, Inc.+........................       600         34,800
Quorum Health Group, Inc.+............       200          4,400
RightCHOICE Managed Care, Inc.+.......     2,400         31,200
Tenet Healthcare Corp.+...............       700         14,525
Universal Health Services, Inc.+......     1,000         44,375
Wellpoint Health Networks, Inc.+......       900         28,913
                                                     -----------
                                                        221,013
                                                     -----------
Home Furnishings and Appliances (0.2%)
Leggett & Platt, Inc..................     1,400         33,950
Oneida, Ltd...........................       200          3,525
                                                     -----------
                                                         37,475
                                                     -----------
Hotels and Restaurants (0.1%)
Marriott International, Inc...........       300         11,475
Prime Hospitality Corp.+..............     1,200         12,000
                                                     -----------
                                                         23,475
                                                     -----------
Household Products (0.1%)
Premark International, Inc............       300         15,188
                                                     -----------
Insurance (2.6%)
Allstate Corp.........................       478         19,658

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Crossroads Portfolio
Portfolio of Investments--December 31, 1995 (continued)
------------------------------------------------------------------
                                       Number of        Market
                                        Shares          Value
                                       ----------     -----------
United States (continued)

Insurance (continued)
American Bankers Insurance Group......     1,400     $   54,599
Capital American Financial Corp.......       100          2,263
CMAC Investment Corp..................       400         17,600
Commerce Group, Inc...................       300          6,188
Fremont General Corp..................       400         14,700
Fund American Enterprises, Inc........       400         29,800
Home Beneficial Corp. Class B.........       400          9,600
Horace Mann Educators Corp............     1,000         31,250
Kansas City Life Insurance Co.........       300         15,750
Loews Corp............................       400         31,350
Maxicare Health Plans, Inc.+..........     3,100         83,312
Old Republic International Corp.......     1,000         35,500
Orion Capital Corp....................       400         17,350
Presidential Life Corp................       400          3,950
Reinsurance Group of America..........     1,400         51,274
State Auto Financial Corp.............       900         23,400
Transatlantic Holdings, Inc...........       700         51,362
Transport Holdings, Inc.+.............         2             82
                                                     -----------
                                                        498,988
                                                     -----------
Machinery and Equipment (1.3%)
Acme-Cleveland Corp...................     1,400         26,250
Barnes Group, Inc.....................       700         25,200
Blount, Inc. Class A..................     1,350         35,438
Brunswick Corp........................       300          7,200
Central Sprinkler Corp.+..............     1,700         60,349
FSI International, Inc.+..............       700         14,175
L.S. Starrett Co. ClassA..............       700         18,113
Lam Research Corp.+...................       400         18,300
Parker-Hannifin Corp..................       500         17,125
Regal Beloit..........................       700         15,225
                                                     -----------
                                                        237,375
                                                     -----------
Media and Entertainment (1.1%)
AMC Entertainment+....................     1,300         30,388
Callaway Golf Co......................     2,100         47,513
Gtech Holdings Corp.+.................     1,600         41,600
King World Production, Inc.+..........       700         27,213
Media General, Inc....................     1,000         30,375
Mirage Resorts, Inc.+.................       600         20,700
                                                     -----------
                                                        197,789
                                                     -----------
Medical Supplies (0.8%)
Coherent, Inc.+.......................       500         20,250
Cordis Corp.+.........................       300         30,150
GC Companies, Inc.+...................       700         23,450
Guidant Corp..........................     1,000         42,250
Medtronic, Inc........................       200         11,175
North American Biologicals, Inc.+.....     1,500         16,125
                                                     -----------
                                                        143,400
                                                     -----------
Metals and Mining (1.5%)
AK Steel Holding Corp.................       300         10,275
Alcan Aluminum Ltd....................       300          9,338
Alumax Inc.+..........................       200          6,125
Aluminum Co. of America...............       100          5,288
Carpenter Technology Corp.............       900     $   37,013
Cleveland-Cliffs, Inc.................       600         24,600
Cyprus Amax Minerals Co...............       300          7,838
J & L Specialty Steel, Inc............     1,700         31,875
Magma Copper Co.+.....................     1,500         41,813
Mueller Industries, Inc.+.............       400         11,700
Phelps Dodge Corp.....................       300         18,675
Reliance Steel & Aluminum Co..........     2,000         41,500
Schnitzer Steel Industries, Inc.......     1,400         42,700
                                                     -----------
                                                        288,740
                                                     -----------
Oil and Gas (2.1%)
Camco International, Inc..............       200          5,600
Chesapeake Energy Corp.+..............       300          9,975
Diamond Shamrock, Inc.................       500         12,938
Exxon Corp............................       700         56,087
Fina, Inc. Class A....................       600         30,300
Halliburton Co........................       400         20,250
Lufkin Industries, Inc................       600         13,575
Mobil Corp............................       400         44,800
NGC Corp..............................     3,300         29,288
Oneok, Inc............................       700         16,013
Royal Dutch Petroleum Co..............       400         56,449
RPC, Inc.+............................       700          6,388
Smith International, Inc.+............     1,100         25,850
Sonat Offshore Drilling Co............       900         40,275
Sun Company, Inc......................       100          2,738
Texaco, Inc...........................       200         15,700
                                                     -----------
                                                        386,226
                                                     -----------
Paper and Containers (1.5%)
Asia Pulp & Paper Co. Ltd.+...........     3,000         24,375
Champion International Corp...........       200          8,400
Chesapeake Corp.......................     3,700        109,612
Georgia-Pacific Corp..................       100          6,863
Greif Brothers Corp...................       200          5,375
Mead Corp.............................       400         20,900
Rayoner, Inc..........................     1,000         33,375
Temple-Inland, Inc....................       200          8,825
Willamette Industries, Inc............     1,000         56,249
                                                     -----------
                                                        273,974
                                                     -----------
Pharmaceuticals (1.6%)
Alliance Pharmaceutical+..............       300          4,088
American Home Products Corp...........       300         29,100
Becton, Dickinson & Co................       300         22,500
Bristol-Myers Squibb Co...............       400         34,350
COR Therapeutics, Inc.+...............     1,000          8,375
Immulogic Pharmaceutical Corp.+.......       300          5,775
Immunex Corp.+........................       100          1,650
Johnson & Johnson.....................       300         25,688
Merck & Co., Inc......................       400         26,300
Pfizer, Inc...........................       200         12,600
R.P. Scherer Corp.+...................     1,000         49,125
Rhone-Poulenc Rorer, Inc..............       800         42,600

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Crossroads Portfolio
Portfolio of Investments--December 31, 1995 (continued)
-----------------------------------------------------------------
                                       Number of        Market
                                        Shares          Value
                                       ----------     -----------
United States (continued)

Pharmaceuticals (continued)
Schering Plough.......................       500     $   27,375
Vical, Inc.+..........................       100          1,213
Watson Pharmaceuticals, Inc.+.........       300         14,700
                                                     -----------
                                                        305,439
                                                     -----------
Printing and Publishing (0.7%)
Banta Corp............................       800         35,200
Central Newspapers, Inc.  Class A.....       900         28,238
Plenum Publishing Corp................       200          7,800
Pulitzer Publishing Co................     1,100         52,524
Scholastic Corp.+.....................       100          7,775
Tribune Co............................       100          6,113
                                                     -----------
                                                        137,650
                                                     -----------
Real Estate Investment Trusts (20.4%)
Apartment Investment & Management.....       400          7,800
Associated Estates Realty Corp........     4,200         90,299
Beacon Properties Corp................     9,000        206,999
CALI Realty Corp......................     3,600         78,749
CBL & Associates Properties, Inc......     8,500        184,874
Chelsea GCA Realty, Inc...............     6,800        203,999
Colonial Properties Trust.............     8,500        216,749
Cousins Properties, Inc...............     5,400        109,349
Crescent Real Estate Equities, Inc....     6,300        214,987
Developers Diversified Realty Corp....     2,600         77,999
Duke Realty Investments, Inc..........     7,000        219,624
Equity Residential Properties Trust...     6,500        199,062
Essex Property Trust, Inc.............    10,300        198,274
Evans Withycombe Residential, Inc.....     8,600        184,899
Excel Realty Trust, Inc...............     9,900        202,949
HGI Realty, Inc.......................     7,400        169,274
Highwood Properties, Inc..............     7,300        206,224
Kimco Realty Corp.....................     7,350        200,287
Kranzco Realty Trust..................     1,000         14,750
Oasis Residential, Inc................     8,600        195,649
Public Storage, Inc...................    11,000        208,999
Regency Realty Corp...................     8,700        150,074
Security Capital Industrial Trust.....     1,100         19,250
Smith (Charles E.) Residential Realty      2,300         54,337
  Co..................................
Walden Residential Properties, Inc....    10,900        227,537
                                                     -----------
                                                      3,842,993
                                                     -----------
Retail (1.3%)
Claire's Stores, Inc..................     1,700         29,963
Egghead, Inc.+........................       400          2,575
Hannaford Brothers, Co................     1,400         34,475
Longs Drug Stores, Inc................       400         19,150
Mercantile Stores Co., Inc............       100          4,625
Micro Warehouse, Inc.+................       100          4,325
Ross Stores, Inc......................       600         11,475
Ruddick Corp..........................     3,500         40,250
Sears, Roebuck & Co...................       300         11,700
Waban, Inc.+..........................     1,900         35,625
Weis Markets, Inc.....................     1,000         28,250
Zale Corp.+...........................     1,500         24,188
                                                     -----------
                                                        246,601
                                                     -----------

Specialty Consumer Durables (0.4%)
Bio-Rad Labs, Inc. Class A+...........       400     $   17,000
Polaris Industries, Inc...............     1,850         54,343
                                                     -----------
                                                         71,343
                                                     -----------
Telecommunications (0.8%)
Ameritech Corp........................       700         41,300
Cascade Communications Corp.+.........       300         25,575
Case Corp.............................       800         36,600
Holophane Corp.+......................       300          6,525
Lincoln Telecommunications Co.........     2,000         42,250
Mobile Telecommunications
  Technologies Corp.+.................       100          2,138
                                                     -----------
                                                        154,388
                                                     -----------
Transportation (0.6%)
Alaska Air Group, Inc.+...............       100          1,625
American President Cos., Ltd..........     1,500         34,500
AMR Corp.+............................       100          7,425
Canadian National Railway Co.+........     1,000         15,000
Expeditors International of
  Washington, Inc.....................       300          7,838
Florida East Coast Industries, Inc....       400         27,300
Hornbeck Offshore Services, Inc.+.....       200          3,925
Navistar International Corp.+.........       200          2,100
PHH Corp..............................       300         14,025
                                                     -----------
                                                        113,738
                                                     -----------
Utilities - Electric (4.0%)
Boston Edison Co......................     1,400         41,300
California Energy Co., Inc.+..........     1,500         29,250
Central Louisiana Electric............       200          5,375
Consolidated Edison Co. of                 1,000         32,000
  New York, Inc.......................
DQE, Inc..............................     1,100         33,825
Entergy Corp..........................       300          8,775
General Public Utilities Corp.........     1,000         34,000
Hawaiian Electric Industries, Inc.....       900         34,875
Illinova Corp.........................     1,100         33,000
IPALCO Enterprises, Inc...............       700         26,688
New England Electric System...........     1,400         55,474
New York State Electric & Gas Corp....     1,800         46,575
Nipsco Industries, Inc................       600         22,950
Northeast Utilities...................       500         12,188
Northern States Power Co..............       600         29,475
Oklahoma Gas & Electric Co............       200          8,600
Orange & Rockland Utilities, Inc......     1,100         39,325
Pinnacle West Capital Corp............     2,300         66,124
Portland General Corp.................       700         20,388
Public Service Co. of Colorado+.......     1,500         53,062
SCEcorp...............................     1,200         21,300
Sierra Pacific Resources..............     2,100         49,088
Southwestern Public Service Co........       200          6,550
Unicom Corp...........................       600         19,650
United Illuminating Co................       200          7,475
Western Resources, Inc................       400         13,350
                                                     -----------
                                                        750,662
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Crossroads Portfolio
Portfolio of Investments--December 31, 1995 (continued)
-----------------------------------------------------------------
                                       Number of        Market
                                        Shares          Value
                                       ----------     -----------
United States (continued)

Utilities - Oil and Gas (1.3%)
Atlanta Gas Light Co..................       200     $    3,950
Brooklyn Union Gas Co. (The)..........     1,500         43,875
Energen Corp..........................     2,100         50,663
New Jersey Resources Corp.............       900         27,113
Northwest Natural Gas Co..............       300          9,900
Valero Energy Corp....................     1,500         36,750
Washington Gas Light Co...............     1,700         34,850
Wicor, Inc............................       800         25,800
Williams Cos., Inc....................       200          8,775
                                                     -----------
                                                        241,676
                                                     -----------
Utilities - Telephone (0.7%)
Bell Atlantic Corp....................       200         13,375
BellSouth Corp........................       500         21,750
SBC Communications, Inc...............       600         34,500
Southern New England
  Telecommunications Corp.............       900         35,775
Sprint Corp...........................       700         27,913
                                                     -----------
                                                        133,313
                                                     -----------
Utilities - Water
SJW Corp..............................       300         11,325
                                                     -----------
Total United States                                  11,889,941
                                                     -----------
Australia (0.1%)
Banks (0.1%)
National Australia Bank Ltd...........     3,000         27,004
                                                     -----------
Total Australia                                          27,004
                                                     -----------
Austria (0.5%)
Electrical and Electronics (0.1%)
Austria Mikro Systeme International...        60          9,741
                                                     -----------
Foods and Beverages (0.0%)
Oester Brau-Beteiligungs..............       150          6,837
                                                     -----------
Insurance (0.1%)
EA-Generali AG........................        50         14,994
                                                     -----------
Machinery and Equipment (0.1%)
Jenbacher Werke AG....................       150         22,640
                                                     -----------
Oil and Gas (0.1%)
OEMV AG...............................       150         13,033
                                                     -----------
Paper and Containers (0.1%)
Leykam-Muerztaler Papier+.............       200          6,335
MayrMelnhof Karton AG.................       300         15,044
                                                     -----------
                                                         21,379
                                                     -----------
Total Austria                                            88,624
                                                     -----------
Belgium (0.5%)
Banks (0.1%)
Banque Bruxelles Lambert SA...........        50          8,580
                                                     -----------
Chemicals (0.3%)
Solvay SA Class A.....................       100         54,026
                                                     -----------
Financial Services (0.0%)
Societe Generale De Belgique..........       100          8,274
                                                     -----------

Utilities - Electric (0.1%)
Reunies Electrobel & Tractebel........        50     $   20,642
                                                     -----------
Total Belgium                                            91,522
                                                     -----------
Canada (0.6%)
Banks (0.1%)
Royal Bank of Canada..................       600         13,692
                                                     -----------
Financial Services (0.1%)
Bank of Montreal......................     1,009         22,936
                                                     -----------
Foods and Beverages (0.0%)
Molson Companies Ltd..................       600          9,898
                                                     -----------
Metals and Mining (0.1%)
Alcan Aluminum Ltd....................       300          9,321
Dofasco, Inc..........................       500          6,324
                                                     -----------
                                                         15,645
                                                     -----------
Oil and Gas (0.1%)
Alberta Energy Co. Ltd................       300          4,812
Petro-Canada..........................     1,300         15,012
TransCanada Pipelines Ltd.............         0              1
                                                     -----------
                                                         19,825
                                                     -----------
Paper and Containers (0.1%)
Abitibi-Price, Inc....................       300          4,317
MacMillan Bloedel Ltd.................     1,100         13,610
Stone-Consolidated Corp.+.............       300          3,849
                                                     -----------
                                                         21,776
                                                     -----------
Retail (0.0%)
Hudson's Bay Co.......................       200          2,878
                                                     -----------
Utilities - Electric (0.1%)
Transalta Corp........................     1,200         12,868
                                                     -----------
Total Canada                                            119,518
                                                     -----------
Denmark (0.7%)
Banks (0.2%)
Den Danske Bank.......................       300         20,733
Jyske Bank AS.........................       200         13,713
                                                     -----------
                                                         34,446
                                                     -----------
Building Materials and Construction (0.1%)
Lindab AB Class B.....................       800         16,456
                                                     -----------
Electrical and Electronics (0.1%)
Bang & Olufsen Holding Co.............       400         12,342
                                                     -----------
Foods and Beverages (0.1%)
Superfos AS...........................       200         17,503
                                                     -----------
Pharmaceuticals (0.1%)
Novo-Nordisk AS.......................       200         27,427
                                                     -----------
Telecommunications (0.1%)
GN Store Nord AS......................       200         16,059
                                                     -----------
Total Denmark                                           124,233
                                                     -----------
Finland (0.2%)
Financial Services (0.1%)
Unitas Bank Ltd. Class A+.............     5,000         12,666
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Crossroads Portfolio
Portfolio of Investments--December 31, 1995 (continued)
-----------------------------------------------------------------
                                       Number of        Market
                                        Shares          Value
                                       ----------     -----------
Finland (continued)

Foods and Beverages (0.1%)
Huhtamaki Group Class I...............       600     $   14,509
                                                     -----------
Paper and Containers (0.0%)
Repola Oy.............................       600         11,331
                                                     -----------
Total Finland                                            38,506
                                                     -----------
Hong Kong (0.3%)
Banks (0.1%)
HSBC Holdings Plc.....................     1,757         26,586
                                                     -----------
Real Estate Investment Trusts (0.2%)
Hong Kong Land Holdings Ltd...........    16,000         29,600
                                                     -----------
Total Hong Kong                                          56,186
                                                     -----------
Italy (0.3%)
Banks (0.1%)
Banca Popolare Di Bergamo.............     1,000         13,836
                                                     -----------
Printing and Publishing (0.1%)
Mondadori (Arnoldo) Editore SpA.......     2,000         17,347
                                                     -----------
Utilities - Telephone (0.1%)
Telecom Italia SpA....................    16,000         24,911
                                                     -----------
Total Italy                                              56,094
                                                     -----------
Japan (4.0%)
Autos and Auto Equipment (0.1%)
Mitsubishi Motors Corp................     3,000         24,458
                                                     -----------
Building Materials and Construction (0.3%)
Fujita Corp...........................     6,000         27,105
Nippon Densetsu Kogyo.................     3,000         30,246
                                                     -----------
                                                         57,351
                                                     -----------
Chemicals (0.3%)
Fuji Photo Film.......................     1,000         28,889
Shin-Etsu Chemical Co.................     1,000         20,745
                                                     -----------
                                                         49,634
                                                     -----------
Computers and Office Equipment (0.3%)
CANON, Inc............................     1,000         18,128
Fujitsu, Ltd..........................     3,000         33,445
                                                     -----------
                                                         51,573
                                                     -----------
Electrical and Electronics (0.8%)
Hitachi Koki..........................     4,000         36,295
Matsushita Electric Industrial Co.         2,000         32,572
  Ltd.................................
Nintendo Co. Ltd......................     1,000         76,098
                                                     -----------
                                                        144,965
                                                     -----------
Electrical Equipment (0.4%)
Hitachi Ltd. (Hit. Seisakusho)........     4,000         40,328
Nichicon..............................     2,000         29,470
                                                     -----------
                                                         69,798
                                                     -----------
Financial Services (0.2%)
Promise Co., Ltd......................     1,000         48,180
                                                     -----------

Foods and Beverages (0.2%)
Katokichi.............................     2,000         41,685
                                                     -----------

Machinery and Equipment (0.2%)
Tsubakimoto Chain.....................     4,000     $   24,080
Tsukishima Kikai......................     1,000         21,327
                                                     -----------
                                                         45,407
                                                     -----------
Printing and Publishing (0.1%)
Toppan Printing Co. Ltd...............     2,000         26,368
                                                     -----------
Real Estate Investment Trusts (0.2%)
Sekisui House.........................     3,000         38,389
                                                     -----------
Retail (0.3%)
JUSCO Co..............................     2,000         52,154
                                                     -----------
Transportation (0.3%)
East Japan Railway Co.................         6         29,199
Nippon Express Co. Ltd................     2,000         19,272
                                                     -----------
                                                         48,471
                                                     -----------
Utilities - Electric (0.1%)
Tohoku Electric Power.................     1,000         24,138
                                                     -----------
Utilities - Telephone (0.2%)
DDI Corp..............................         2         15,511
Nippon Telegraph & Telephone Corp.....         3         24,284
                                                     -----------
                                                         39,795
                                                     -----------
Total Japan                                             762,366
                                                     -----------
Malaysia (0.2%)
Diversified (0.1%)
Oriental Holdings Bhd.................     3,000         15,242
                                                     -----------
Financial Services (0.0%)
Lion Land Bhd.........................     8,000          7,940
                                                     -----------
Oil and Gas (0.1%)
Petronas Gas Bhd......................     3,000         10,221
                                                     -----------
Total Malaysia                                           33,403
                                                     -----------
Netherlands (0.6%)
Building Materials and Construction (0.1%)
Kon. Volker Stevin N.V................       250         15,127
                                                     -----------
Commercial Services (0.0%)
Royal PTT Nederland N.V...............       203          7,383
                                                     -----------
Electrical and Electronics (0.1%)
Philips Electronics N.V...............       600         21,708
                                                     -----------
Electrical Equipment (0.1%)
Draka Holding N.V.....................       500         12,944
                                                     -----------
Financial Services (0.2%)
ABN-Amro Holding N.V..................       400         18,240
Internationale Nederlanden Groep N.V..       200         13,374
                                                     -----------
                                                         31,614
                                                     -----------
Insurance (0.1%)
Aegon N.V.............................       202          8,946
                                                     -----------
Retail (0.0%)
Koninklijke Ahold N.V.................       202          8,253
                                                     -----------
Total Netherlands                                       105,975
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Crossroads Portfolio
Portfolio of Investments--December 31, 1995 (continued)
-----------------------------------------------------------------
                                       Number of        Market
                                        Shares          Value
                                       ----------     -----------
Norway (0.7%)
Chemicals (0.2%)
Norsk Hydro AS........................       900     $   37,891
                                                     -----------
Diversified (0.1%)
Orkla AS Class A......................       500         24,928
                                                     -----------
Insurance (0.1%)
UNI Storebrand AS.....................     2,900         16,065
                                                     -----------
Transportation (0.3%)
Bergesen d.y. AS Class B..............       900         17,664
Kvaerner AS...........................       800         28,363
                                                     -----------
                                                         46,027
                                                     -----------
Total Norway                                            124,911
                                                     -----------
Singapore (0.7%)
Banks (0.2%)
Oversea-Chinese Banking...............     3,000         37,540
                                                     -----------
Computers and Office Equipment (0.1%)
Acma Ltd..............................     2,400          7,975
                                                     -----------
Foods and Beverages (0.1%)
Cerebos Pacific Ltd...................     3,000         20,785
                                                     -----------
Household Products (0.1%)
Wing Tai Holdings.....................    12,000         24,518
                                                     -----------
Retail (0.1%)
Robinson & Co. Ltd....................     4,000         16,684
                                                     -----------
Transportation (0.1%)
Singapore Airlines Ltd................     2,000         18,664
                                                     -----------
Total Singapore                                         126,166
                                                     -----------
South Korea (0.1%)
Utilities - Electric (0.1%)
Korea Electric Power Corp. ADR........     1,000         26,750
                                                     -----------
Total South Korea                                        26,750
                                                     -----------
Sweden (0.5%)
Autos and Auto Equipment (0.1%)
Autoliv AB............................       200         11,709
Volvo AB Class B......................       800         16,417
                                                     -----------
                                                         28,126
                                                     -----------
Electrical and Electronics (0.0%)
Telefonaktiebolaget Ericsson..........       550         10,789
                                                     -----------
Electrical Equipment (0.0%)
Allgon AB Class B.....................       500          6,941
                                                     -----------
Financial Services (0.1%)
Svenska Handelsbanken.................       800         16,658
                                                     -----------
Home Furnishings and Appliances (0.1%)
Electrolux AB Class B.................       300         12,335
                                                     -----------
Metals and Mining (0.1%)
SSAB Svenskt Sta AB...................     1,400         14,365
                                                     -----------
Paper and Containers (0.1%)
Stora Kopparbergs.....................     1,000         11,769
                                                     -----------
Total Sweden                                            100,983
                                                     -----------

Switzerland (0.5%)
Diversified (0.0%)
Alusuisse-Lonza Holding AG............        10     $    7,943
                                                     -----------
Financial Services (0.1%)
Schweizerischer Bankverein............        30         12,279
                                                     -----------
Foods and Beverages (0.1%)
Nestle SA Registered..................        10         11,089
                                                     -----------
Insurance (0.1%)
Winterthur Schweizerische                     10          7,143
  Versicherungs.......................
Zurich Versicherungs-Gesellschaft.....        50         14,991
                                                     -----------
                                                         22,134
                                                     -----------
Machinery and Equipment (0.1%)
Georg Fischer AG......................         5          6,518
Landis & Gyr..........................        10          8,169
                                                     -----------
                                                         14,687
                                                     -----------
Paper and Containers (0.0%)
Bobst SA..............................         5          7,821
                                                     -----------
Retail (0.0%)
Merkur Holding AG.....................        30          6,596
                                                     -----------
Utilities - Electric (0.1%)
Electrowatt AG........................        30         11,002
                                                     ===========
Total Switzerland                                        93,551
                                                     -----------
United Kingdom (1.4%)
Apparel (0.1%)
Coats Viyella Plc.....................     8,900         24,182
                                                     -----------
Commercial Services (0.1%)
Inchcape Plc..........................     6,200         23,969
                                                     -----------
Consumer Products (0.1%)
Reckitt & Coleman Plc.................     1,100         12,177
                                                     -----------
Diversified (0.2%)
Harrisons & Crosfield Plc.............     9,600         23,848
Lonrho Plc............................     4,000         10,930
                                                     -----------
                                                         34,778
                                                     -----------
Financial Services (0.2%)
Abbey National Plc....................     1,300         12,837
Barclays Plc..........................     2,300         26,390
                                                     -----------
                                                         39,227
                                                     -----------
Insurance (0.1%)
Guardian Royal Exchange Plc...........     2,500         10,713
Royal Insurance Holdings Plc..........     1,928         11,432
                                                     -----------
                                                         22,145
                                                     -----------
Media and Entertainment (0.1%)
Granada Group Plc.....................     1,100         11,016
                                                     -----------
Oil and Gas (0.1%)
Burmah Castrol Plc....................       800         11,601
                                                     -----------
Retail (0.2%)
Asda Group Plc........................    10,000         17,156
Burton Group Plc......................     9,300         19,421
                                                     -----------
                                                         36,577
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Crossroads Portfolio
Portfolio of Investments--December 31, 1995 (continued)
-----------------------------------------------------------------
                                       Number           Market
                                       of Shares        Value
                                       ----------     -----------
United Kingdom (continued)

Transportation (0.2%)
British Airways Plc...................     1,100     $    7,959
Peninsular & Orient Steam
  Navigation Co.......................     3,900         28,822
                                                     -----------
                                                         36,781
                                                     -----------
Utilities - Water (0.0%)
Welsh Water Plc.......................       667          8,022
                                                     -----------
Total United Kingdom                                    260,475
                                                     -----------

TOTAL COMMON STOCKS
  (COST $13,122,904) ..............               $14,126,208
                                                     -----------

PREFERRED STOCKS (0.5%)

United States (0.3%)

Banks (0.1%)
BankAmerica Corp......................       400         25,900
                                                     -----------
Chemicals (0.1%)
Union Carbide Corp....................       300         11,250
                                                     -----------
Electrical Equipment (0.1%)
FPL Group, Inc........................       300         13,913
                                                     -----------
Total  United States                                     51,063
                                                     -----------
Austria (0.0%)
Banks (0.0%)
Creditanstalt-Bankverein..............       150          7,716
                                                     -----------
Total Austria                                             7,716
                                                     -----------
Finland (0.2%)
Electrical Equipment (0.2%)
Nokia AB Class A......................       800         31,505
                                                     -----------
Total Finland                                            31,505
                                                     -----------
United Kingdom (0.0%)
Utilities - Water (0.0%)
Welsh Water Plc.......................       720          1,218
                                                     -----------
Total United Kingdom                                      1,218
                                                     -----------
TOTAL PREFERRED STOCKS
  (COST $104,797) ....................               $   91,502
                                                     -----------
WARRANTS (0.1%)
Morgan Stanley American Express Hong
  Kong+...............................     6,000         25,500
                                                     -----------
TOTAL WARRANTS (COST $29,543) ........               $   25,500
                                                     -----------

LONG TERM BONDS AND NOTES (4.1%)
U.S. Government Obligations (3.9%)
U.S. Treasury Note, 6.50%, 05/15/05...  $700,000     $  745,608
                                                     -----------
Total U.S. Government Obligations
  (cost $732,500) ....................                  745,608
                                                     -----------
Corporate Bonds - Convertible (0.2%)
Mitsubishi Bank, 3.00%, 11/30/02......    30,000         34,707
                                                     -----------
Total Corporate Bonds - Convertible
  (cost $30,000) .....................                   34,707
                                                     -----------
TOTAL LONG TERM BONDS AND NOTES (COST
  $762,500) ..........................               $  780,315
                                                     -----------
SHORT-TERM INVESTMENTS (19.7%)
Ciesco, L.P., Comm. Paper, 5.90%,        870,000        869,857
  01/03/96............................
Detroit Edison Co., Corp. Note,
  6.15%, 01/02/96.....................   750,000        750,000
Finova Capital Corp., Comm. Paper,
  6.10%, 01/03/96.....................   350,000        349,941
Tenneco Inc., Comm. Paper, 6.45%,
  01/08/96............................   750,000        749,194
U.S. Treasury Note++, Time Deposit,
  9.25%, 01/15/96.....................   325,000        325,595
Weyerhauser Mortgage Co., Comm.
  Paper, 5.80%, 01/08/96..............   657,000        656,365
                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST
  $3,700,750) ........................              $ 3,700,952
TOTAL INVESTMENTS
  (cost 17,720,494)(a) ...............              $18,724,477
                                                     -----------
Other assets less liabilities ........                   88,950
                                                     -----------
Total Net Assets .....................              $18,813,427
                                                     ===========

Notes to Portfolio of Investments

Category percentages are based on net assets.
+Non-income producing security.

(a) The cost of investments for federal income tax purposes amounted to $17,720,525. Unrealized gains and losses, based on identified tax cost at December 31, 1995 are as follows:

Unrealized gains ....................                $1,393,071
Unrealized losses ...................                  (389,119)
                                                     -----------
Net unrealized gain..................                $1,003,952
                                                     ===========

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Aetna Crossroads Portfolio
Portfolio of Investments--December 31, 1995 (continued)
---------------------------------------------------------

Notes to Portfolio of Investments (continued)
++Security pledged to cover initial margin deposits on open futures contracts at December 31, 1995. Information concerning open futures contracts is shown below:

                     No. of      Initial   Expiration Unrealized
                      Long        Value      Date     Gain/(Loss)
                    Contracts
                   ------------ ---------- ---------- -----------
All Ordinaries
  Share Price
  Index Futures ..     4        $ 167,477  March 96   $     (744)
TSE 35 Index
  Future               1           91,500  March 96         (821)
Canada Government
  Bonds Futures ..     1           80,105  March 96        1,430
German DAX Index
  Futures ........     2          317,831  March 96         (559)
Long-Term German
  Bonds Futures ..     2          342,779  March 96        2,620
Dutch Government
  Bonds Futures ..     1          164,058  March 96          764
CAC 40 Stock
  Index Futures ..     2          149,232  March 96        3,149
French Nationals
  Index Futures ..     1          118,754  March 96          982
Long Gilt Bonds
  Futures ........     1           84,193  March 96          801
FTSE 100 Index
  Futures ........     1          141,886  March 96         (175)
Topix Index
  Future .........     1          149,645  March 96        5,429
Hang Seng Index
  Futures ........     2          129,855  March 96        1,254
10 Year Swiss
  Bond Futures ...     1           96,767  March 96          634
                                                      -----------
                                                      $   14,764
                                                      ===========
See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Aetna Legacy Portfolio
Portfolio of Investments--December 31, 1995
---------------------------------------------------------------

                                       Number of       Market
                                        Shares         Value
                                       ----------    ----------
COMMON STOCKS (60.8%)

United States (53.1%)
Aerospace and Defense (0.1%)
McDonnell-Douglas Corp...............        200     $   18,400
                                                     -----------
Apparel and Cosmetics (0.2%)
Blair Corp...........................        100          3,163
Chic By H I S, Inc.+.................      2,100         11,550
Nike, Inc............................        200         13,925
Oshkosh B'Gosh, Inc..................        200          3,500
                                                     -----------
                                                         32,138
                                                     -----------
Autos and Auto Equipment (0.4%)
Borg Warner Automotive, Inc..........        700         22,400
Kaydon Corp..........................        600         18,225
Smith (A.O.) Corp....................        800         16,600
Snap On, Inc.........................        200          9,050
Varity Corp.+........................        100          3,713
                                                     -----------
                                                         69,988
                                                     -----------
Banks (2.6%)
Bank of New York Co., Inc............        300         14,625
BayBanks, Inc........................        400         39,300
Chemical Banking Corp................        300         17,625
CITICORP.............................        300         20,175
Citizens Bancorp.....................      1,100         35,475
City National Corp...................      1,500         21,000
Cullen/Frost Bankers, Inc............        800         40,000
F & M Bancorp........................        100          2,975
First American Corp. (Tenn.).........        600         28,425
First Chicago Corp...................        543         21,449
First Citizens Bancshares, Inc.              300         16,538
  Class A............................
First Interstate Bancorp.............        200         27,300
First of America Bank Corp...........        300         13,313
First Tennessee National Corp........        300         18,150
Firstbank of Illinois Co.............        400         12,350
KeyCorp..............................        500         18,125
Nations Bank, Inc....................        400         27,850
PNC Bancorp..........................        100          6,563
Provident Bancorp....................        400         18,800
Queens County Bancorp, Inc...........        300         11,869
River Forest Bancorp, Inc............        800         20,400
Sumitomo Bank of California..........        100          2,450
Union Bank...........................        300         16,275
United Carolina Bancshares, Inc......        700         23,625
                                                     -----------
                                                        474,657
                                                     -----------
Building Materials and Construction (1.6%)
American Buildings Co.+..............      1,100         24,750
Beazer Homes USA, Inc.+..............      1,100         22,688
Centex Corp..........................        100          3,475
Champion Enterprises, Inc.+..........      1,800         55,574
Continental Homes Holding Corp.......        200          4,925
Elcor Corp...........................        200          4,350
Granite Construction, Inc............      1,600         50,399
International Aluminum Corp..........        200          5,750
Puerto Rican Cement Co., Inc.........        600     $   19,875
Pulte Corp...........................        200          6,725
Redman Industries, Inc.+.............        900         30,375
Texas Industries, Inc................        400         21,200
Tredegar Industries, Inc.............        800         26,000
Webb (Del E.) Corp...................        300          6,038
WHX Corp.+...........................        700          7,613
                                                     -----------
                                                        289,737
                                                     -----------
Chemicals (0.5%)
Dow Chemical Co......................        200         14,075
Eastman Chemical Co..................        100          6,263
Geon Co. (The).......................        400          9,750
Lyondell Petrochemical Co............      1,300         29,738
Sterling Chemicals, Inc.+............      1,700         13,813
Wellman, Inc.........................        800         18,200
                                                     -----------
                                                         91,839
                                                     -----------
Commercial Services (0.3%)
GATX Corp............................        500         24,313
Manpower, Inc........................        600         16,875
Measurex Corp........................        800         22,600
                                                     -----------
                                                         63,788
                                                     -----------
Computer Software (1.5%)
Acxiom Corp.+........................        200          5,475
Barra, Inc.+.........................      1,500         25,500
Boole & Babbage, Inc.+...............        150          3,675
Cadence Design Systems, Inc.+........      2,200         92,399
Cisco Systems, Inc.+.................        300         22,388
Computer Associates International,
  Inc................................        250         14,219
Computer Sciences Corp.+.............        300         21,075
Hogan Systems, Inc.+.................      3,400         46,324
Hyperion Software Corp.+.............        200          4,250
Kronos, Inc.+........................        100          4,750
Microsoft Corp.+.....................        100          8,775
Softdesk, Inc.+......................        100          1,975
SPSS, Inc.+..........................        900         17,550
System Software Associates, Inc......        150          3,263
                                                     -----------
                                                        271,618
                                                     -----------
Computers and Office Equipment (1.3%)
Bay Networks, Inc.+..................        600         24,675
Comdisco, Inc........................      1,250         28,281
Compaq Computer Corp.+...............        200          9,600
Computervision Corp.+................      1,100         16,913
Dell Computer Corp.+.................        800         27,700
In Focus Systems, Inc.+..............      1,100         39,738
Komag, Inc.+.........................        200          9,225
Moore Corp., Ltd.....................      1,300         24,213
Read-Rite Corp.+.....................        700         16,275

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Legacy Portfolio
Portfolio of Investments--December 31, 1995 (continued)
----------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ----------    -----------
United States (continued)

Computers and Office Equipment (continued)
Sun Microsystems, Inc.+..............        200     $    9,125
United Stationers, Inc...............      1,400         38,850
                                                     -----------
                                                        244,595
                                                     -----------
Consumer Products (0.2%)
Eastman Kodak Co.....................        300         20,100
Liz Claiborne, Inc...................        400         11,100
                                                     -----------
                                                         31,200
                                                     -----------
Diversified (1.0%)
Dover Corp...........................        500         18,438
Harsco Corp..........................        500         29,063
Johnson Controls, Inc................        200         13,750
Katy Industries......................      4,200         38,850
Opal, Inc.+..........................        200          2,550
SPS Technologies, Inc.+..............        500         26,688
Textron, Inc.........................        200         13,500
Varlen Corp..........................      1,200         25,800
VF Corp..............................        100          5,275
                                                     -----------
                                                        173,914
                                                     -----------
Electrical and Electronics (1.8%)
Applied Materials, Inc.+.............        200          7,875
Cohu, Inc............................        100          2,550
CTS Corporation......................        800         30,200
Cypress Semiconductor Corp.+.........      1,800         22,950
Dallas Semiconductor Corp............        400          8,300
Esterline Technologies+..............      1,600         37,800
Hewlett Packard Co...................        300         25,125
Intel Corp...........................        100          5,675
Logicon, Inc.........................      1,400         38,500
Maxim Integrated Products, Inc.+.....        400         15,400
Micron Technology, Inc...............        300         11,888
National Service Industries, Inc.....        500         16,188
Novellus Systems, Inc.+..............        100          5,400
Quickturn Design System, Inc.+.......        700          7,000
Seagate Technology, Inc.+............        900         42,750
Siliconix, Inc.+.....................        300         11,100
Tencor Instruments+..................        200          4,875
Texas Instruments, Inc...............        400         20,700
Unitrode Corp.+......................        500         14,125
                                                     -----------
                                                        328,401
                                                     -----------
Electrical Equipment (1.4%)
ADflex Solutions, Inc.+..............      1,100         29,425
Avnet, Inc...........................        600         26,850
International Rectifier Corp.+.......      1,200         30,000
Kemet Corp.+.........................        500         11,938
Kent Electronics Corp.+..............        700         40,863
Mentor Graphics Corp.+...............      1,500         27,375
Park Electrochemical Corp............      1,000         33,000
Raychem Corp.........................        400         22,750
Sundstrand Corp......................        500     $   35,188
                                                     -----------
                                                        257,389
                                                     -----------
Financial Services (1.5%)
Alex Brown & Sons, Inc...............        600         25,200
Astoria Financial Corp...............        500         22,813
Bear Stearns Co., Inc................      1,500         29,813
BHC Financial, Inc...................      2,200         39,600
Crestar Financial Corp...............        200         11,825
Dean Witter Discover and Co..........        100          4,700
Greenpoint Financial Corp............        200          5,350
Household International, Inc.........        100          5,913
Leader Financial Corp................        400         14,950
Merrill Lynch & Co., Inc.............        500         25,500
RCSB Financial, Inc..................        200          4,750
TR Financial Corp....................        400         10,200
Travelers, Inc.......................        400         25,150
Union Planters Corp..................      1,300         41,438
White River Corp.+...................        300         11,550
                                                     -----------
                                                        278,752
                                                     -----------
Foods and Beverages (1.2%)
Campbell Soup Co.....................        300         18,000
Coors (Adolph) Co....................        700         15,488
Hometown Buffet, Inc.+...............        200          2,213
Hormel Foods Corp....................        700         17,238
IBP, Inc.............................        700         35,350
International Multifoods Corp........        900         18,113
Kroger Co. (The)+....................        100          3,750
Mondavi (Robert) Corp.+..............        500         13,813
PepsiCo, Inc.........................        600         33,525
Quaker Oats Co.......................        200          6,900
Safeway, Inc.+.......................        600         30,900
Sara Lee Corp........................        200          6,375
Supervalu, Inc.......................        600         18,900
Universal Foods Corp.................        200          8,025
                                                     -----------
                                                        228,590
                                                     -----------
Health Services (0.8%)
Invacare Corp........................      1,000         25,250
Lincare Holdings, Inc.+..............      1,000         25,000
Nellcor, Inc.+.......................        500         29,000
Quorum Health Group, Inc.+...........        100          2,200
RightCHOICE Managed Care, Inc.+......      2,000         26,000
Tenet Healthcare Corp.+..............        400          8,300
Wellpoint Health Networks, Inc.+.....        700         22,488
                                                     -----------
                                                        138,238
                                                     -----------
Home Furnishings and Appliances (0.2%)
Leggett & Platt, Inc.................      1,000         24,250
Oneida, Ltd..........................        200          3,525
                                                     -----------
                                                         27,775
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Legacy Portfolio
Portfolio of Investments--December 31, 1995 (continued)
----------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ----------    -----------
United States (continued)

Hotels and Restaurants (0.5%)
Marriott International, Inc..........        300     $   11,475
McDonald's Corp......................      1,200         54,149
Prime Hospitality Corp.+.............      2,600         26,000
                                                     -----------
                                                         91,624
                                                     -----------
Household Products (0.1%)
Premark International, Inc...........        200         10,125
Springs Industries, Inc. Class A.....        100          4,138
                                                     -----------
                                                         14,263
                                                     -----------
Insurance (2.0%)
Allstate Corp........................        278         11,433
American Bankers Insurance Group.....        700         27,300
Capital American Financial Corp......        100          2,263
CMAC Investment Corp.................        300         13,200
Commerce Group, Inc..................        300          6,188
Fremont General Corp.................        400         14,700
Home Beneficial Corp. Class B........        300          7,200
Horace Mann Educators Corp...........        800         25,000
Kansas City Life Insurance Co........        300         15,750
Loews Corp...........................        400         31,350
Maxicare Health Plans, Inc.+.........      2,400         64,499
Old Republic International Corp......        400         14,200
Orion Capital Corp...................        300         13,013
Presidential Life Corp...............        600          5,925
Reinsurance Group of America.........      1,200         43,950
State Auto Financial Corp............        700         18,200
Transatlantic Holdings, Inc..........        600         44,025
Transport Holdings, Inc.+............          2             82
                                                     -----------
                                                        358,278
                                                     -----------
Machinery and Equipment (1.2%)
Acme-Cleveland Corp..................      1,200         22,500
Barnes Group, Inc....................        600         21,600
Blount, Inc. Class A.................      1,050         27,563
Brunswick Corp.......................        100          2,400
Central Sprinkler Corp.+.............      1,300         46,149
Fluor Corp...........................        100          6,600
FSI International, Inc.+.............        600         12,150
Hughes Supply, Inc...................        900         25,425
L.S. Starrett Co. ClassA.............        500         12,938
Lam Research Corp.+..................        400         18,300
Parker-Hannifin Corp.................        300         10,275
Regal Beloit.........................        600         13,050
                                                     -----------
                                                        218,950
                                                     -----------
Media and Entertainment (0.8%)
Callaway Golf Co.....................      1,700         38,463
Gtech Holdings Corp.+................      1,200         31,200
King World Production, Inc.+.........        800         31,100
Media General, Inc...................        800         24,300
Mirage Resorts, Inc.+................        500         17,250
                                                     -----------
                                                        142,313
                                                     -----------

Medical Supplies (0.5%)
Coherent, Inc.+......................        500     $   20,250
GC Companies, Inc.+..................        600         20,100
Guidant Corp.........................        700         29,575
Medtronic, Inc.......................        100          5,588
North American Biologicals, Inc.+....      1,200         12,900
                                                     -----------
                                                         88,413
                                                     -----------
Metals and Mining (1.4%)
AK Steel Holding Corp................        300         10,275
Alcan Aluminum Ltd...................        300          9,338
Alumax Inc.+.........................        200          6,125
Aluminum Co. of America..............        200         10,575
Carpenter Technology Corp............        500         20,563
Chaparral Steel Co...................        700         11,725
Cleveland-Cliffs, Inc................        500         20,500
Cyprus Amax Minerals Co..............        300          7,838
J & L Specialty Steel, Inc...........      1,400         26,250
Magma Copper Co.+....................      1,300         36,238
Mueller Industries, Inc.+............        400         11,700
Phelps Dodge Corp....................        300         18,675
Reliance Steel & Aluminum Co.........      1,700         35,275
Schnitzer Steel Industries, Inc......      1,200         36,600
                                                     -----------
                                                        261,677
                                                     -----------
Oil and Gas (1.8%)
Atlantic Richfield Co................        100         11,075
Camco International, Inc.............        200          5,600
Chesapeake Energy Corp.+.............        300          9,975
Columbia Gas System, Inc.+...........        100          4,388
Diamond Shamrock, Inc................        400         10,350
Exxon Corp...........................        600         48,074
Fina Inc. Class A....................        400         20,200
Halliburton Co.......................        400         20,250
Lufkin Industries, Inc...............        400          9,050
Mobil Corp...........................        300         33,600
NUI Corp.............................      1,500         26,250
Oneok, Inc...........................        600         13,725
Royal Dutch Petroleum Co.............        300         42,338
RPC, Inc.+...........................        600          5,475
Smith International, Inc.+...........        900         21,150
Sonat Offshore Drilling Co...........        600         26,850
Sun Company, Inc.....................        100          2,738
Texaco, Inc..........................        200         15,700
                                                     -----------
                                                        326,788
                                                     -----------
Paper and Containers (1.1%)
Asia Pulp & Paper Co. Ltd.+..........      2,000         16,250
Champion International Corp..........        200          8,400
Chesapeake Corp......................      1,800         53,324
Georgia-Pacific Corp.................        100          6,863
Mead Corp............................        500         26,125
Rayoner, Inc.........................        900         30,038

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Legacy Portfolio
Portfolio of Investments--December 31, 1995 (continued)
----------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ----------    -----------
United States (continued)

Paper and Containers (continued)
Temple-Inland, Inc...................        200     $    8,825
Willamette Industries, Inc...........        800         44,999
                                                     -----------
                                                        194,824
                                                     -----------
Pharmaceuticals (1.6%)
Alliance Pharmaceutical+.............        300          4,088
American Home Products Corp..........        300         29,100
Becton, Dickinson & Co...............        300         22,500
Bristol-Myers Squibb Co..............        400         34,350
COR Therapeutics, Inc.+..............        700          5,863
Immulogic Pharmaceutical Corp.+......        300          5,775
Johnson & Johnson....................        400         34,250
Merck & Co., Inc.....................        500         32,875
Pfizer, Inc..........................        200         12,600
R.P. Scherer Corp.+..................        600         29,475
Rhone-Poulenc Rorer, Inc.............        700         37,275
Schering Plough......................        400         21,900
Vical, Inc.+.........................        100          1,213
Watson Pharmaceuticals, Inc.+........        300         14,700
                                                     -----------
                                                        285,964
                                                     -----------
Printing and Publishing (0.6%)
Banta Corp...........................        600         26,400
Central Newspapers, Inc.  Class A....        800         25,100
Plenum Publishing Corp...............        200          7,800
Pulitzer Publishing Co...............        900         42,975
Scholastic Corp.+....................        100          7,775
Tribune Co...........................        100          6,113
                                                     -----------
                                                        116,163
                                                     -----------
Real Estate Investment Trusts (17.6%)
Apartment Investment & Management....        700         13,650
Beacon Properties Corp...............      7,400        170,199
CALI Realty Corp.....................      3,300         72,187
CBL & Associates Properties, Inc.....      1,500         32,625
Chelsea GCA Realty, Inc..............      5,500        164,999
Colonial Properties Trust............      7,100        181,049
Cousins Properties, Inc..............      4,300         87,074
Crescent Real Estate Equities, Inc...      5,200        177,449
Developers Diversified Realty Corp...      2,100         62,999
Duke Realty Investments, Inc.........      5,800        181,974
Equity Residential Properties Trust..      5,600        171,499
Essex Property Trust, Inc............      8,300        159,774
Evans Withycombe Residential, Inc....      3,800         81,699
Excel Realty Trust, Inc..............      8,200        168,099
First Industrial Realty Trust, Inc...        800         18,000
General Growth Properties............      6,200        128,649
HGI Realty, Inc......................      6,900        157,837
Highwood Properties, Inc.............      5,900        166,674
Kimco Realty Corp....................      5,700        155,324
Kranzco Realty Trust.................        900         13,275
Oasis Residential, Inc...............      7,200        163,799
Prime Residential, Inc...............      8,300     $  153,549
Public Storage, Inc..................      9,000        170,999
Regency Realty Corp..................      6,700        115,574
Security Capital Industrial Trust....        800         14,000
Smith (Charles E.) Residential
  Realty Co..........................      1,300         39,713
Walden Residential Properties, Inc...      9,700        202,487
                                                     -----------
                                                      3,216,156
                                                     -----------
Retail (1.0%)
Claire's Stores, Inc.................      1,100         19,388
Egghead, Inc.+.......................        300          1,931
Hannaford Brothers, Co...............      1,200         29,550
Longs Drug Stores, Inc...............        300         14,363
Mercantile Stores Co., Inc...........        500         23,125
Riser Foods, Inc. Class A............      1,600         25,800
Ross Stores, Inc.....................        500          9,563
Sears, Roebuck & Co..................        300         11,700
Waban, Inc.+.........................      1,400         26,250
Zale Corp.+..........................      1,300         20,963
                                                     -----------
                                                        182,633
                                                     -----------
Specialty Consumer Durables (0.4%)
Bio-Rad Labs, Inc. Class A+..........        400         17,000
Polaris Industries, Inc..............      1,650         48,468
                                                     -----------
                                                         65,468
                                                     -----------
Telecommunications (0.7%)
Ameritech Corp.......................        600         35,400
Cascade Communications Corp.+........        300         25,575
Case Corp............................        700         32,025
Holophane Corp.+.....................        300          6,525
Lincoln Telecommunications Co........      1,400         29,575
                                                     -----------
                                                        129,100
                                                     -----------
Transportation (0.4%)
Alaska Air Group, Inc.+..............        100          1,625
American President Cos., Ltd.........      1,000         23,000
AMR Corp.+...........................        100          7,425
Canadian National Railway Co.+.......        500          7,500
Expeditors International of
  Washington, Inc....................        300          7,838
Florida East Coast Industries, Inc...        300         20,475
Hornbeck Offshore Services, Inc.+....        100          1,963
Navistar International Corp.+........        200          2,100
PHH Corp.............................        200          9,350
                                                     -----------
                                                         81,276
                                                     -----------
Utilities - Electric (3.1%)
Boston Edison Co.....................        700         20,650
California Energy Co., Inc.+.........      1,000         19,500
Centerior Energy Corp................      2,300         20,413
Cilcorp, Inc.........................        700         29,663
Consolidated Edison Co. of
  New York, Inc......................      1,500         47,999

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Legacy Portfolio
Portfolio of Investments--December 31, 1995 (continued)
----------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ----------    -----------
United States (continued)

Utilities - Electric (continued)
DQE, Inc.............................        500     $   15,375
Entergy Corp.........................        300          8,775
General Public Utilities Corp........        700         23,800
Hawaiian Electric Industries, Inc....        700         27,125
Illinova Corp........................        900         27,000
New England Electric System..........        400         15,850
New York State Electric & Gas Corp...      1,200         31,050
Nipsco Industries, Inc...............        500         19,125
Northeast Utilities..................        400          9,750
Northern States Power Co.............        500         24,563
Oklahoma Gas & Electric Co...........        100          4,300
Orange & Rockland Utilities, Inc.....        900         32,175
Pinnacle West Capital Corp...........      1,900         54,624
Portland General Corp................      1,000         29,125
SCEcorp..............................      1,000         17,750
Sierra Pacific Resources.............      1,700         39,738
Unicom Corp..........................        600         19,650
United Illuminating Co...............        700         26,163
Western Resources, Inc...............        300         10,013
                                                     -----------
                                                        574,176
                                                     -----------
Utilities - Oil and Gas (0.9%)
Atlanta Gas Light Co.................        400          7,900
Brooklyn Union Gas Co. (The).........      1,000         29,250
Energen Corp.........................      1,700         41,013
New Jersey Resources Corp............        800         24,100
Northwest Natural Gas Co.............        300          9,900
Valero Energy Corp...................      1,000         24,500
Washington Gas Light Co..............        300          6,150
Wicor, Inc...........................        600         19,350
Williams Cos., Inc...................        200          8,775
                                                     -----------
                                                        170,938
                                                     -----------
Utilities - Telephone (0.7%)
Bell Atlantic Corp...................        100          6,688
BellSouth Corp.......................        600         26,100
SBC Communications, Inc..............        800         45,999
Southern New England
  Telecommunications Corp............        800         31,800
Sprint Corp..........................        600         23,925
                                                     -----------
                                                        134,512
                                                     -----------
Utilities - Water (0.1%)
SJW Corp.............................        300         11,325
                                                     -----------
Total United States                                   9,685,860
                                                     -----------
Australia (0.1%)
Banks (0.1%)
National Australia Bank Ltd..........      2,200         19,803
                                                     -----------
Total Australia                                          19,803
                                                     -----------
Austria (0.2%)
Electrical and Electronics (0.0%)
Austria Mikro Systeme International..         60          9,741
                                                     -----------

Machinery and Equipment (0.1%)
Jenbacher Werke AG...................        100     $   15,093
                                                     -----------
Oil and Gas (0.0%)
OEMV AG..............................        100          8,689
                                                     -----------
Paper and Containers (0.1%)
Leykam-Muerztaler Papier+............        150          4,751
MayrMelnhof Karton AG................        100          5,015
                                                     -----------
                                                          9,766
                                                     -----------
Total Austria                                            43,289
                                                     -----------
Belgium (0.4%)
Banks (0.1%)
Banque Bruxelles Lambert SA..........        100         17,159
                                                     -----------
Chemicals (0.1%)
Solvay SA Class A....................         50         27,013
                                                     -----------
Financial Services (0.1%)
Algem Maatsch Voor Nijverhei.........         50         14,951
                                                     -----------
Utilities - Electric (0.1%)
Reunies Electrobel & Tractebel.......         50         20,642
                                                     -----------
Total Belgium                                            79,765
                                                     -----------
Canada (0.5%)
Banks (0.1%)
Royal Bank of Canada.................        600         13,692
                                                     -----------
Financial Services (0.1%)
Bank of Montreal.....................        505         11,468
                                                     -----------
Metals and Mining (0.2%)
Alcan Aluminum Ltd...................        200          6,214
Dofasco, Inc.........................      1,005         12,714
Falconbridge Ltd.....................        800         17,010
                                                     -----------
                                                         35,938
                                                     -----------
Oil and Gas (0.1%)
Conwest Exploration Co...............        700         13,986
Petro-Canada.........................        400          4,619
TransCanada Pipelines Ltd............          1             11
                                                     -----------
                                                         18,616
                                                     -----------
Paper and Containers (0.0%)
Abitibi-Price, Inc...................        300          4,317
                                                     -----------
Retail (0.0%)
Hudson's Bay Co......................        200          2,878
                                                     -----------
Utilities - Electric (0.0%)
Transalta Corp.......................        700          7,506
                                                     -----------
Total Canada                                             94,415
                                                     -----------
Denmark (0.3%)
Banks (0.1%)
Den Danske Bank......................        300         20,733
                                                     -----------
Building Materials and Construction (0.1%)
Lindab AB Class B....................        500         10,285
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Legacy Portfolio
Portfolio of Investments--December 31, 1995 (continued)
----------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ----------    -----------
Denmark (continued)

Pharmaceuticals (0.1%)
Novo-Nordisk AS......................        100     $   13,713
                                                     -----------
Total Denmark                                            44,731
                                                     -----------
Finland (0.1%)
Financial Services (0.0%)
Unitas Bank Ltd. Class A+............      2,400          6,080
                                                     -----------
Foods and Beverages (0.1%)
Huhtamaki Group Class I..............        500         12,091
                                                     -----------
Paper and Containers (0.0%)
Repola Oy............................        300          5,665
                                                     -----------
Total Finland                                            23,836
                                                     -----------
Hong Kong (0.2%)
Banks (0.1%)
HSBC Holdings Plc....................      1,562         23,635
                                                     -----------
Real Estate Investment Trusts (0.1%)
Hong Kong Land Holdings Ltd..........     11,000         20,350
                                                     -----------
Total Hong Kong                                          43,985
                                                     -----------
Italy (0.2%)
Printing and Publishing (0.1%)
Mondadori (Arnoldo) Editore SpA......      1,000          8,673
                                                     -----------
Utilities - Telephone (0.1%)
Telecom Italia SpA...................     12,000         18,683
                                                     -----------
Total Italy                                              27,356
                                                     -----------
Japan (3.0%)
Autos and Auto Equipment (0.1%)
Mitsubishi Motors Corp...............      2,000         16,306
                                                     -----------
Building Materials and Construction (0.2%)
Fujita Corp..........................      4,000         18,070
Nippon Densetsu Kogyo................      2,000         20,164
                                                     -----------
                                                         38,234
                                                     -----------
Chemicals (0.1%)
Shin-Etsu Chemical Co................      1,000         20,745
                                                     -----------
Computers and Office Equipment (0.2%)
CANON, Inc...........................      1,000         18,128
Fujitsu, Ltd.........................      2,000         22,297
                                                     -----------
                                                         40,425
                                                     -----------
Electrical and Electronics (0.8%)
Hitachi Koki.........................      3,000         27,221
Matsushita Electric Industrial Co.
  Ltd................................      2,000         32,572
Nintendo Co. Ltd.....................      1,000         76,098
                                                     -----------
                                                        135,891
                                                     -----------
Electrical Equipment (0.3%)
Hitachi Ltd. (Hit. Seisakusho).......      4,000         40,328
Nichicon.............................      1,000         14,735
                                                     -----------
                                                         55,063
                                                     -----------
Financial Services (0.3%)
Promise Co., Ltd.....................      1,000         48,179
                                                     -----------
Foods and Beverages (0.1%)
Katokichi............................      1,000         20,842
                                                     -----------
Machinery and Equipment (0.3%)
Tsubakimoto Chain....................      4,000     $   24,080
Tsukishima Kikai.....................      1,000         21,327
                                                     -----------
                                                         45,407
                                                     -----------
Real Estate Investment Trusts (0.1%)
Sekisui House........................      2,000         25,593
                                                     -----------
Retail (0.1%)
JUSCO Co.............................      1,000         26,077
                                                     -----------
Transportation (0.1%)
East Japan Railway Co................          5         24,332
                                                     -----------
Utilities - Electric (0.0%)
Hokkaido Electric Power Co...........         20            465
                                                     -----------
Utilities - Telephone (0.3%)
DDI Corp.............................          2         15,511
Nippon Telegraph & Telephone Corp....          4         32,378
                                                     -----------
                                                         47,889
                                                     -----------
Total Japan                                             545,448
                                                     -----------
Malaysia (0.1%)
Diversified (0.1%)
Oriental Holdings Bhd................      2,000         10,161
                                                     -----------
Financial Services (0.0%)
Lion Land Bhd........................      4,000          3,970
                                                     -----------
Oil and Gas (0.0%)
Petronas Gas Bhd.....................      2,000          6,814
                                                     -----------
Total Malaysia                                           20,945
                                                     -----------
Netherlands (0.4%)
Building Materials and Construction (0.1%)
Kon. Volker Stevin N.V...............        150          9,076
                                                     -----------
Electrical and Electronics (0.1%)
Philips Electronics N.V..............        500         18,090
                                                     -----------
Financial Services (0.1%)
ABN-Amro Holding N.V.................        300         13,680
Internationale Nederlanden Groep N.V.        100          6,687
                                                     -----------
                                                         20,367
                                                     -----------
Insurance (0.0%)
Aegon N.V............................        202          8,946
                                                     -----------
Retail (0.1%)
Koninklijke Ahold N.V................        505         20,633
                                                     -----------
Total Netherlands                                        77,112
                                                     -----------
Norway (0.3%)
Chemicals (0.1%)
Norsk Hydro AS.......................        600         25,261
                                                     -----------
Insurance (0.1%)
UNI Storebrand AS....................      2,300         12,741
                                                     -----------
Transportation (0.1%)
Bergesen d.y. AS Class B.............        500          9,813

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Legacy Portfolio
Portfolio of Investments--December 31, 1995 (continued)
----------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value

                                       ----------    -----------
Norway (continued)

Transportation (continued)
Kvaerner AS..........................        100     $    3,545
                                                     -----------
                                                         13,358
                                                     -----------
Total Norway                                             51,360
                                                     -----------
Singapore (0.3%)
Banks (0.1%)
Overseas-Chinese Banking.............      1,000         12,513
                                                     -----------
Computers and Office Equipment (0.0%)
Acma Ltd.............................      1,200          3,987
                                                     -----------
Foods and Beverages (0.1%)
Cerebos Pacific Ltd..................      3,000         20,785
                                                     -----------
Retail (0.0%)
Robinson & Co. Ltd...................      1,000          4,171
                                                     -----------
Transportation (0.1%)
Singapore Airlines Ltd...............      2,000         18,664
                                                     -----------
Total Singapore                                          60,120
                                                     -----------
Sweden (0.4%)
Autos and Auto Equipment (0.0%)
Volvo AB Class B.....................        500         10,260
                                                     -----------
Electrical and Electronics (0.1%)
Telefonaktiebolaget Ericsson.........        550         10,789
                                                     -----------
Financial Services (0.1%)
Svenska Handelsbanken................        600         12,494
                                                     -----------
Home Furnishings and Appliances (0.1%)
Electrolux AB Class B................        300         12,335
                                                     -----------
Metals and Mining (0.1%)
SSAB Svenskt Sta AB..................      1,000         10,260
                                                     -----------
Paper and Containers (0.0%)
Stora Kopparbergs....................        800          9,415
                                                     -----------
Total Sweden                                             65,553
                                                     -----------
Switzerland (0.4%)
Diversified (0.1%)
Alusuisse-Lonza Holding AG...........         10          7,943
                                                     -----------
Financial Services (0.1%)
Schweizerischer Bankverein...........         20          8,186
                                                     -----------
Foods and Beverages (0.1%)
Nestle SA Registered.................         10         11,089
                                                     -----------
Insurance (0.1%)
Winterthur Schweizerische
  Versicherungs......................         10          7,143
Zurich Versicherungs-Gesellschaft....         40         11,993
                                                     -----------
                                                         19,136
                                                     -----------
Machinery and Equipment (0.0%)
Georg Fischer AG.....................          5          6,518
                                                     -----------
Paper and Containers (0.0%)
Bobst SA.............................          5          7,821
                                                     -----------
Retail (0.0%)
Merkur Holding AG....................         25     $    5,497
                                                     -----------
Total Switzerland                                        66,190
                                                     -----------
United Kingdom (0.8%)
Apparel (0.0%)
Coats Viyella Plc....................      2,600          7,064
                                                     -----------
Commercial Services (0.0%)
Inchcape Plc.........................      1,600          6,186
                                                     -----------
Consumer Products (0.1%)
Reckitt & Coleman Plc................        800          8,856
                                                     -----------
Diversified (0.1%)
Harrisons & Crosfield Plc............      3,500          8,695
Lonrho Plc...........................      3,000          8,198
                                                     -----------
                                                         16,893
                                                     -----------
Financial Services (0.2%)
Abbey National Plc...................      1,000          9,875
Barclays Plc.........................      2,000         22,947
                                                     -----------
                                                         32,822
                                                     -----------
Insurance (0.1%)
Guardian Royal Exchange Plc..........      1,900          8,142
Royal Insurance Holdings Plc.........      1,420          8,422
                                                     -----------
                                                         16,564
                                                     -----------
Media and Entertainment (0.0%)
Granada Group Plc....................        800          8,011
                                                     -----------
Oil and Gas (0.1%)
Burmah Castrol Plc...................        600          8,701
                                                     -----------
Retail (0.1%)
Burton Group Plc.....................      7,000         14,618
                                                     -----------
Transportation (0.1%)
British Airways Plc..................        900          6,512
Peninsular & Orient Steam
  Navigation Co......................      1,000          7,390
                                                     -----------
                                                         13,902
                                                     -----------
Utilities - Water (0.0%)
Welsh Water Plc......................        500          6,016
                                                     -----------
Total United Kingdom                                    139,633
                                                     -----------
TOTAL COMMON STOCKS
  (COST $10,258,308) ...............                $11,089,401
                                                     -----------
PREFERRED STOCKS (0.4%)
United States (0.2%)
Banks (0.1%)
BankAmerica Corp.....................        300         19,425
                                                     -----------
Chemicals (0.0%)
Union Carbide Corp...................        200          7,500
                                                     -----------
Electrical Equipment (0.1%)
FPL Group, Inc.......................        300         13,913
                                                     -----------
Total United States                                      40,838
                                                     -----------

See Notes to Portfolio of Investments.

Aetna Generation Portfolios, Inc.
Aetna Legacy Portfolio
Portfolio of Investments--December 31, 1995 (continued)
----------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ----------    -----------
Austria (0.1%)
Banks (0.1%)
Creditanstalt-Bankverein.............        100     $    5,144
                                                     -----------
Total Austria                                             5,144
                                                     -----------
Finland (0.1%)
Electrical Equipment (0.1%)
Nokia AB Class A.....................        500         19,690
                                                     -----------
Total Finland                                            19,690
                                                     -----------
United Kingdom (0.0%)
Utilities - Water (0.0%)
Welsh Water Plc......................        540            914
                                                     -----------
Total United Kingdom                                        914
                                                     -----------

TOTAL PREFERRED STOCKS
  (COST $73,591).....................                $   66,586
                                                     -----------
WARRANTS (0.1%)
Morgan Stanley American Express Hong
  Kong Call+.........................      4,000         17,000
                                                     -----------
TOTAL WARRANTS (COST $19,695) .......                $   17,000
                                                     -----------

                                       Principal       Market
                                        Amount         Value
                                       ----------    -----------

LONG TERM BONDS AND NOTES (7.1%)
U.S. Government Obligations (7.0%)
U.S. Treasury Note, 6.50%, 05/15/05..  $1,200,000    $1,278,187
                                                     -----------
Total U.S. Government Obligations
  (cost $1,255,715) .................                $1,278,187
                                                     -----------
Corporate Bonds - Convertible (0.1%)
Foreign Obligations (0.1%)
Mitsubishi Bank, 3.00%, 11/30/02.....     20,000         23,138
                                                     -----------
Total Corporate Bonds - Convertible
  (cost $20,000) ....................                $   23,138
                                                     -----------
TOTAL LONG TERM BONDS AND NOTES
  (COST $1,275,715) .................                $1,301,325
                                                     -----------
SHORT-TERM INVESTMENTS (30.9%)
Ciesco, L.P., Comm. Paper, 5.90%,
  01/03/96...........................    459,000        458,925
Cooperative Assoc. of Tractor
  Dealers, Inc., Comm. Paper, 6.05%,     750,000        749,622
  01/05/96...........................
Detroit Edison Co., Corp. Note,
  6.15%, 01/02/96....................    750,000        750,000
Finova Capital Corp., Comm. Paper,
  6.10%, 01/03/96....................    750,000        749,873
Pennsylvania Power And Light Co.,
  Comm. Paper, 6.25%, 01/05/96.......    400,000        399,792
Public Service Co. of Colorado,
  Comm. Paper, 6.05%, 01/02/96.......    687,000        687,000
Tenneco Inc., Comm. Paper, 6.45%,
  01/08/96...........................  $ 750,000     $  749,194
U.S. Treasury Note++,  9.25%,            350,000        350,641
  01/15/96...........................
Weyerhauser Mortgage Co., Comm.
  Paper, 5.80%, 01/08/96.............    750,000        749,275
                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $5,644,104) .................                $5,644,322
                                                     -----------
TOTAL
  INVESTMENTS                                        $18,118,634
  (cost $17,271,413)(a) .............
Other assets less liabilities .......                   134,800
                                                     -----------
Total Net Assets ....................                $18,253,434
                                                     ===========

Notes to Portfolio of Investments

Category percentages are based on net assets.

+Non-income producing security.

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at December 31, 1995 are as follows:

Unrealized gains ....................                $1,123,991
Unrealized losses ...................                  (276,770)
                                                     -----------
Net unrealized gain..................                $  847,221
                                                     ===========
++Security pledged to cover initial margin deposits on open futures contracts at December 31, 1995. Information concerning open futures contracts is shown below:
                   No. of Long   Initial   Expiration Unrealized
                    Contracts     Value      Date     Gain/(Loss)
                   ------------ ---------- ---------- -----------
All Ordinaries
  Share Price
  Index Futures ..     2        $  83,810  March 96   $     (409)
TSE 35 Index
  Future .........     1           91,507  March 96         (829)
Canadian
  Government
  Bonds Futures ..     1           80,105  March 96        1,430
German DAX Index
  Futures ........     1          158,915  March 96         (279)
Long-Term German
  Bonds Futures ..     2          342,779  March 96        2,620
CAC 40 Stock
  Index Futures ..     1           74,616  March 96        1,575
French Nationals
  Index Futures ..     1          118,754  March 96          982
FTSE 100 Index
  Futures ........     1          141,886  March 96         (175)
Long Gilt Bonds
  Futures ........     2          168,387  March 96        1,602
Topix Index
  Future .........     1          149,647  March 96        5,526
Hang Seng Index
  Futures ........     1           64,923  March 96          627
10 Year Swiss
  Bonds Futures ..     1           96,767  March 96          634
Dutch Government
  Bonds Futures ..     1          164,058  March 96          764
                                                      -----------
                                                      $   14,068
                                                      ===========

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Statements of Assets and Liabilities-December 31, 1995
-----------------------------------------------------------

                                                                              Aetna                  Aetna                 Aetna
                                                                              Ascent              Crossroads               Legacy
                                                                           -------------         --------------         ------------
Assets:
Investments, at market value (Note 1) ..........................          $ 18,747,299          $ 18,724,477           $ 18,118,634
Cash ...........................................................                35,204                 2,214                 49,608
Cash denominated in foreign currencies .........................               182,445               126,982                152,404
Receivable for:
    Dividends and interest .....................................                75,915                62,914                 59,000
    Investments sold ...........................................                58,277                70,370                 62,813
    Fund shares sold ...........................................                21,220                83,740                     --
    Recoverable taxes ..........................................                   442                   283                    174
Unrealized gain on forward foreign currency exchange
    contracts (Note 4) .........................................                34,201                24,653                 20,210
                                                                           ------------         --------------         ------------
         Total assets ..........................................            19,155,003            19,095,633             18,462,843
                                                                          -------------         --------------         ------------
Liabilities:
Payable for:
  Investments purchased ........................................               150,686                95,816                 51,521
  Fund shares redeemed .........................................                75,000               108,994                 84,000
  Variation margin .............................................                 1,772                 1,471                    100
Unrealized loss on forward foreign currency exchange
      contracts (Note 4)........................................                 7,406                 5,477                  3,544
Accrued investment advisory fees ...............................                 8,167                 8,129                  7,925
Accrued administrative and service fees ........................                 6,132                 5,202                  6,132
Accrued custodian fees .........................................                 4,000                 4,000                  4,000
Other liabilities ..............................................                51,954                53,117                 52,187
                                                                          -------------         --------------         ------------
         Total liabilities .....................................               305,117               282,206                209,409
                                                                          -------------         --------------         ------------
NET ASSETS .....................................................          $ 18,849,886          $ 18,813,427           $ 18,253,434
                                                                          =============         ==============         ============
Net assets represented by:
Paid-in capital ................................................          $ 17,479,680          $ 17,537,475           $ 17,164,688
Unrealized gain.................................................             1,158,199             1,037,670                878,076
Undistributed (Distributions in excess of)
    net investment income ......................................                (5,803)                7,137                 13,801
Accumulated net realized gain...................................               217,810               231,145                196,869
                                                                          =============         ==============         ============
Net Assets .....................................................          $ 18,849,886          $ 18,813,427           $ 18,253,434
                                                                          =============         ==============         ============
Capital Shares, $.001 par value:
  Outstanding ..................................................             1,746,134             1,751,685              1,715,991
  Net asset value per share ....................................          $      10.80          $      10.74           $      10.64
Cost of investments ............................................          $ 17,547,279          $ 17,720,494           $ 17,271,413
Cost of foreign currencies .....................................          $    259,302          $    126,901           $    152,127

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Statements of Operations-For the Period from July 5, 1995 to December 31, 1995
------------------------------------------------------------------------------

                                                                                 Aetna                 Aetna                Aetna
                                                                                Ascent              Crossroads             Legacy
                                                                             ------------          ------------         -----------
Investment income: (Note 1)
Dividends ..........................................................         $   275,791           $   227,122          $   183,723
Interest ...........................................................              67,683               141,518              209,484
                                                                             ------------          ------------         -----------
                                                                                 343,474               368,640              393,207
Foreign taxes withheld .............................................              (2,801)               (2,085)              (1,386)
                                                                             ------------          ------------         -----------
      Total investment income ......................................             340,673               366,555              391,821
                                                                             ------------          ------------         -----------
Investment Expenses: (Note 2)
Investment advisory fee ............................................              44,673                44,352               43,540
Administrative personnel and service fees ..........................              34,875                35,066               35,066
Custodian and transfer agent fees ..................................              12,177                12,177               12,177
Directors' fees ....................................................              10,000                10,000               10,000
Audit fees .........................................................               7,667                 7,667                7,667
Miscellaneous ......................................................              31,322                31,555               31,555
                                                                             ------------          ------------         -----------
         Total investment expenses .................................             140,714               140,817              140,005
                                                                             ------------          ------------         -----------
Net investment income...............................................             199,959               225,738              251,816
                                                                             ------------          ------------         -----------
Realized and unrealized gain (loss): (Notes 1, 3 and 4)
Realized gain on:
  Sale of investments ..............................................             152,109               129,071              113,203
  Futures and forward currency contracts ...........................             201,756               205,940              164,219
  Foreign currencies ...............................................              86,053                 5,007                3,223
                                                                             ------------          ------------         -----------
         Net realized gain on investments...........................             439,918               340,018              280,645
                                                                             ------------          ------------         -----------
Net change in unrealized gain (loss) on:
  Investments ......................................................           1,200,020             1,003,983              847,221
  Futures and forward currency contracts ...........................              35,606                33,940               30,733
  Foreign currency related transactions ............................             (77,427)                 (253)                 122
                                                                             ------------          ------------         -----------
         Net change in unrealized gain on investments...............           1,158,199             1,037,670              878,076
                                                                             ------------          ------------         -----------
Net realized and change in unrealized gain..........................           1,598,117             1,377,688            1,158,721
                                                                             ------------          ------------         -----------
Increase in net assets resulting from operations ...................         $ 1,798,076           $ 1,603,426          $ 1,410,537
                                                                             ============          ============         ===========

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.

Statements of Changes in Net Assets--For the Period from July 5, 1995 to December 31, 1995
------------------------------------------------------------------------

                                                                              Aetna                  Aetna                 Aetna
                                                                              Ascent              Crossroads               Legacy
                                                                          -------------          ------------          ------------
From Operations:
Net investment income...........................................          $    199,959          $    225,738           $    251,816
Net realized gain on investments ...............................               439,918               340,018                280,645
Net change in unrealized gain on investments ...................             1,158,199             1,037,670                878,076
                                                                          -------------         --------------         ------------
  Increase in net assets resulting from operations .............             1,798,076             1,603,426              1,410,537
                                                                          -------------         --------------         ------------
Distributions to Shareholders: (Note 1)
From net investment income .....................................              (427,870)             (327,474)              (321,791)
                                                                          -------------         --------------         -------------
  Decrease in net assets from distributions to shareholders ....              (427,870)             (327,474)              (321,791)
                                                                          -------------         --------------         ------------
From Fund Share Transactions:
Proceeds from shares sold ......................................            24,150,259            23,185,016             21,576,530
Net asset value of shares issued upon reinvestment of
     distributions .............................................               427,870               327,474                321,791
Cost of shares redeemed ........................................            (7,098,449)           (5,975,015)            (4,733,633)
                                                                          -------------         --------------         ------------
Increase in net assets from fund share transactions ............            17,479,680            17,537,475             17,164,688
                                                                          -------------         --------------         ------------
Change in net assets ...........................................            18,849,886            18,813,427             18,253,434
Net assets:
Beginning of period ............................................               --                    --                     --
                                                                          -------------         --------------         ------------
End of period ..................................................          $ 18,849,886          $ 18,813,427           $ 18,253,434
                                                                          =============         ==============         ============

End of period net assets includes undistributed (distributions
  in excess of) net investment income ..........................          $     (5,803)         $      7,137           $     13,801
                                                                          =============         ==============         ============
Share Transactions
Shares sold ....................................................             2,378,369             2,288,051              2,138,745
Shares issued upon reinvestment ................................                39,636                30,491                 30,251
Shares redeemed ................................................              (671,871)             (566,857)              (453,005)
                                                                          =============         ==============         ============
Net increase....................................................             1,746,134             1,751,685              1,715,991
                                                                          =============         ==============         ============

See Notes to Financial Statements.

Notes to Financial Statements
December 31, 1995

1.   Summary of Significant Accounting Policies
     Aetna Generation Portfolios, Inc. ("Company") was incorporated in 1994 as a Maryland Corporation. The Company is an open-end management investment company and is authorized to issue multiple series of shares, each representing a diversified portfolio of investments ("Portfolio") with different investment objectives, policies and restrictions. Currently, the Company offers Select Class shares of the Aetna Ascent Variable Portfolio (Aetna Ascent); Aetna Crossroads Variable Portfolio (Aetna Crossroads); and Aetna Legacy Variable Portfolio (Aetna Legacy. The financial statements reflect results of the Portfolios for the period from July 5, 1995 (commencement of investment operations) to December 31, 1995. The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.

     Shares of each Portfolio are owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. It is currently expected that all shares will be held by separate accounts of Aetna Life Insurance and Annuity Company ("ALIAC") and its subsidiary, Aetna Insurance Company of America on behalf of their respective separate accounts.

     ALIAC is a wholly owned subsidiary of Aetna Life and Casualty Company and serves as the Investment Adviser and principal underwriter to each Portfolio.

     The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

     A.  Valuation of Investments

         Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Directors.

         The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

     B.  Futures and Forward Foreign Currency Exchange Contracts

         A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios use futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may also purchase futures contracts to gain market exposure as it may be more cost effective than purchasing individual securities. Upon entering into a futures contract, the Portfolios are required to deposit with a broker, an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuation in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
         Generally, futures contracts are closed prior to expiration.

Notes to Financial Statements
December 31, 1995 (continued)

1.   Summary of Significant Accounting Policies (continued)

     B.  Futures and Forward Foreign Currency Exchange Contracts (continued)

         A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

         The risks associated with futures and foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contracts.

         Realized and unrealized gains or losses on futures and foreign currency exchange contracts are reflected in the accompanying financial statements. For federal income tax purposes, any futures contracts and forward foreign currency exchange contracts which remain open at year end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

     C.  Illiquid and Restricted Securities

         Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Federal Securities Act of 1933. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

     D.  Federal Income Taxes

         As a qualified regulated investment company, each Portfolio is relieved of federal income and excise taxes by distributing its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

     E.  Distributions

         The Company distributes all net investment income and net capital gains, if any, to shareholders semi-annually. Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency related transactions and deferred losses on wash sales.

     F.  Other

         Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security using a yield to maturity method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

Notes to Financial Statements
December 31, 1995 (continued)

2.   Investment Advisory and Administrative Service Fees

     Each Portfolio pays the Investment Adviser a monthly fee at an annual rate of 0.50% of the average daily net assets.

     The Company has entered into an administrative services agreement under which ALIAC acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers. Each Portfolio pays ALIAC an amount equal to its allocable cost in providing such services and facilities. Fees paid under the administrative services agreement for the period from July 5, 1995 to December 31, 1995 were:

         Aetna Ascent                                $34,875
         Aetna Crossroads                             35,066
         Aetna Legacy                                 35,066

3.   Purchases and Sales of Investment Securities

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period from July 5 through December 31, 1995 were:

                                 Cost of Purchases         Proceeds from Sales
          Aetna Ascent             $22,771,641                 $6,507,008
          Aetna Crossroads          20,959,718                  7,067,768
          Aetna Legacy              19,088,406                  7,572,090

4.   Forward Foreign Currency Exchange Contracts

     At December 31, 1995, Aetna Ascent, Aetna Crossroads, and Aetna Legacy had the following open forward foreign currency exchange contracts that obligate the Portfolios to deliver currencies at specified future dates. The unrealized gains of $26,795, $19,176, and $16,666, respectively, on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

     Aetna Ascent:

       Exchange      Currency to be       U.S. $Value as of      Currency to be       U.S. $Value as of        Unrealized
         Date           Delivered         December 31, 1995         Received          December 31, 1995        Gain (Loss)
      ---------      --------------       -----------------      --------------       -----------------        -----------
        2/22/96         2,674,000              $90,862               92,494                $92,494               $1,632
                      Belgian Franc                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        2/9/96           123,000               107,369               108,946               108,946                1,577
                       Swiss Franc                                 U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        2/9/96            7,690                 7,690                 9,000                 7,856                  166
                       U.S. Dollar                                 Swiss Franc
      -------------------------------------------------------------------------------------------------------------------------
        1/3/96           81,000                 14,619               14,519                14,519                 (100)
                      Danish Krone                                 U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        4/18/96          380,000                68,731               68,117                68,117                 (614)
                      Danish Krone                                 U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        1/3/96           50,000                 77,771               77,012                77,012                 (759)
                      British Pound                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1995 (continued)

4.   Forward Foreign Currency Exchange Contracts (continued)

      Aetna Ascent (continued):

        3/1/96           20,007                 20,007               13,000                20,152                  145
                       U.S. Dollar                                British Pound
      -------------------------------------------------------------------------------------------------------------------------
        6/14/96          259,000               400,609               395,396               395,396               (5,213)
                      British Pound                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        6/14/96          61,400                 61,400               40,000                61,870                  470
                       U.S. Dollar                                British Pound
      -------------------------------------------------------------------------------------------------------------------------
        1/2/96           77,329                 77,329             123,850,000             78,198                  869
                       U.S. Dollar                                Italian Lira
      -------------------------------------------------------------------------------------------------------------------------
        3/13/96        45,387,000              440,033               455,687               455,687               15,654
                      Japanese Yen                                 U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        6/19/96        35,400,000              343,252               356,873               356,873               13,621
                      Japanese Yen                                 U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        4/18/96          196,000               123,006               122,286               122,286                (720)
                      Dutch Guilder                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        4/15/96          110,000                78,342               78,409                78,409                  67
                    Singapore Dollar                               U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $26,795
                                                                                                           ====================

     Aetna Crossroads:

        Exchange      Currency to be      U.S. $Value as of       Currency to be      U.S. $Value as of         Unrealized
          Date          Delivered         December 31, 1995          Received         December 31, 1995        Gain (Loss)
      ---------      --------------       -----------------      --------------       -----------------        -----------
        2/22/96         1,958,000              $66,533                67,727               $67,727               $1,194
                      Belgian Franc                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
         2/9/96          101,000                88,165                89,460                89,460                1,295
                       Swiss Franc                                 U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
         2/9/96           8,545                 8,545                 10,000                8,729                  184
                       U.S. Dollar                                 Swiss Franc
      -------------------------------------------------------------------------------------------------------------------------
         1/3/96           82,000                14,799                14,698                14,698                (101)
                       Danish Krone                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        4/18/96          330,000                59,687                59,155                59,155                (532)
                       Danish Krone                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
         1/3/96           35,000                54,440                53,908                53,908                (532)
                      British Pound                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
         3/1/96           13,851                13,851                9,000                 13,952                 101
                       U.S. Dollar                                British Pound
      -------------------------------------------------------------------------------------------------------------------------
        6/14/96          188,000               290,789               287,006               287,006               (3,783)
                      British Pound                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1995 (continued)

4.   Forward Foreign Currency Exchange Contracts (continued)

       Aetna Crossroads (continued):

        6/14/96           42,980                42,980                28,000                43,309                 329
                       U.S. Dollar                                British Pound
      -------------------------------------------------------------------------------------------------------------------------
         1/2/96           50,814                50,814              81,400,000              51,395                 581
                       U.S. Dollar                                 Italian Lira
      -------------------------------------------------------------------------------------------------------------------------
        3/12/96         22,080,000             214,068               221,576               221,576                7,508
                       Japanese Yen                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        3/13/96         23,000,000             222,988               231,040               231,040                8,052
                       Japanese Yen                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        6/19/96         13,900,000             134,780               140,128               140,128                5,348
                       Japanese Yen                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        4/18/96          144,000                90,372                89,843                89,843                (529)
                      Dutch Guilder                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        4/15/96          100,000                71,220                71,281                71,281                 61
                     Singapore Dollar                              U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $19,176
                                                                                                           ====================

     Aetna Legacy

       Exchange      Currency to be       U.S. $Value as of      Currency to be        U.S. $Value as of        Unrealized
         Date           Delivered         December 31, 1995         Received           December 31, 1995       Gain (Loss)
      ---------      --------------       -----------------      --------------       -----------------        -----------
        2/22/96         1,284,000              $43,630               44,414                $44,414                $784
                      Belgian Franc                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        2/9/96           77,000                67,215                68,202                 68,202                 987
                       Swiss Franc                                 U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        2/9/96            7,690                 7,690                 9,000                 7,856                  166
                       U.S Dollar                                  Swiss Franc
      -------------------------------------------------------------------------------------------------------------------------
        1/3/96           82,000                14,799                14,697                 14,697                (102)
                      Danish Krone                                 U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        4/18/96          180,000               32,557                32,266                 32,266                (291)
                      Danish Krone                                 U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        1/3/96           28,000                43,552                43,127                 43,127                (425)
                      British Pound                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        3/1/96           15,390                15,390                10,000                 15,502                 112
                       U.S. Dollar                                British Pound
      -------------------------------------------------------------------------------------------------------------------------
        6/14/96          115,000               177,876               175,562               175,562               (2,314)
                      British Pound                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        6/14/96          33,770                33,770                22,000                 34,029                 259
                       U.S. Dollar                                British Pound
      -------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1995 (continued)

4.   Forward Foreign Currency Exchange Contracts (continued)

      Aetna Legacy (continued):

        1/2/96           24,329                24,329              39,000,000               24,624                 295
                       U.S. Dollar                                Italian Lira
      -------------------------------------------------------------------------------------------------------------------------
        3/13/96        39,380,000              381,794               395,375               395,375               13,581
                      Japanese Yen                                 U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        6/19/96        10,400,000              100,842               104,844               104,844                4,002
                      Japanese Yen                                 U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        4/18/96          112,000               70,289                69,877                 69,877                (412)
                      Dutch Guilder                                U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
        4/15/96          40,000                28,488                28,512                 28,512                 24
                    Singapore Dollar                               U.S. Dollar
      -------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $16,666
                                                                                                           ====================

5. Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited) All of the income dividends paid by each Portfolio were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were:

     Aetna Ascent                                  39.7%
     Aetna Crossroads                              39.2%
     Aetna  Legacy                                 34.0%

Aetna Generation Portfolios, Inc.
Financial Highlights
For the period from July 5, 1995 to December 31, 1995

Selected data for a fund share outstanding throughout the period:
-----------------------------------------------------------------

                                                                                       Aetna              Aetna              Aetna
                                                                                      Ascent           Crossroads           Legacy
                                                                                      --------         ------------         --------
Net asset value, beginning of period .....................................         $  10.000           $ 10.000           $  10.000
                                                                                   ----------          ---------          ---------
Income from investment operations:
  Net investment income ..................................................             0.116              0.131               0.148
  Net realized and change in unrealized gain..............................             0.929              0.799               0.679
                                                                                   ----------          ---------          ---------
        Total from investment operations .................................         $   1.045           $  0.930           $   0.827
                                                                                   ----------          ---------          ---------
Less distributions:
  From net investment income .............................................            (0.250)            (0.190)             (0.190)
                                                                                   ----------          ---------          ---------
        Total distributions ..............................................            (0.250)            (0.190)             (0.190)
                                                                                   ----------          ---------          ---------
Net asset value, end of period ...........................................         $  10.795           $ 10.740           $  10.637
                                                                                   ==========          =========          =========

Total return* ............................................................             10.45%              9.30%               8.27%
Net assets, end of period (000's) ........................................         $  18,850           $ 18,813           $  18,253
Ratio of total expenses to average net assets** ..........................              1.59%              1.60%               1.62%
Ratio of net investment income to average net assets** ...................              2.26%              2.56%               2.91%
Portfolio turnover rate* .................................................             39.77%             49.38%              62.43%

 * Not annualized
** Annualized

Per share data calculated using average number of shares outstanding throughout the period.

See Notes to Financial Statements

                          Independent Auditors' Report

The Shareholders and Board of Directors Aetna Generation Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities of Aetna Ascent Variable Portfolio, Aetna Crossroads Variable Portfolio and Aetna Legacy Variable Portfolio, portfolios of Aetna Generation Portfolios, Inc. (the Portfolios), including the portfolios of investments, as of December 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the period from July 5, 1995 (commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Ascent Variable Portfolio, Aetna Crossroads Variable Portfolio and Aetna Legacy Variable Portfolio as of December 31, 1995, and the results of their operations, changes in their net assets and financial highlights for the period from July 5, 1995 (commencement of investment operations) to December 31, 1995 in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP


Hartford, Connecticut
February 16, 1996